Registration Nos. 033-44909
                                                          811-6520

              SECURITIES AND EXCHANGE COMMISSION
                  WASHINGTON, DC 20549

                        FORM N-1A

               REGISTRATION STATEMENT UNDER THE
                   SECURITIES ACT OF 1933          ---


                Pre-Effective Amendment No.        ---

               Post-Effective Amendment No. 22      X
                                                   ---
			and/or

              REGISTRATION STATEMENT UNDER THE
               INVESTMENT COMPANY ACT OF 1940      ---


                     Amendment No. 24               X
                                                   ---

              (Check appropriate box or boxes)

                    THE MANAGERS TRUST I
-------------------------------------------------------------
       (Exact Name of Registrant as Specified in Charter)

         40 Richards Avenue, Norwalk, Connecticut 06854
-------------------------------------------------------------
            (Address of Principal Executive Offices)
                     1-(800) 252-0682
-------------------------------------------------------------
      (Registrant's Telephone Number, including area code)
                       Donald S. Rumery
                      The Managers Funds
                      40 Richards Avenue
                       Norwalk, CT 06854

                Copy to: Philip H. Newman, Esq.
                      Goodwin Procter LLP
                        Exchange Place
                     Boston, MA 02109-2881
-------------------------------------------------------------
             (Name and Address of Agent for Service)

      As soon as practicable after the effective date of this
                      Registration Statement
-------------------------------------------------------------
          (Approximate Date of Proposed Public Offering)

It is proposed that this filing will become effective (check appropriate box):

  --- Immediately upon filing             X   On (August 1,2002)
      pursuant to paragraph (b)          ---  pursuant to
                                              paragraph (b)


  --- 60 days after filing pursuant      ---  On (date) pursuant
      to paragraph (a)(1)                     to paragraph (a)(1)



  --- 75 days after filing pursuant      ---  On (date) pursuant
      to (a)(2) of Rule 485                   to paragraph (a)(2)
                                              of Rule 485

If appropriate, check the following box:

  --- This post-effective amendment designates a new effective date for a previously filed post-effective amendment.


               THE MANAGERS FUNDS
        ------------------------------------
                     PROSPECTUS
                Dated August 1, 2002

           SHORT DURATION GOVERNMENT FUND
       INTERMEDIATE DURATION GOVERNMENT FUND
            U.S. STOCK MARKET PLUS FUND

-----------------------------------------------------


The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

We pick the talent.  You reap the results.



               TABLE OF CONTENTS

1 RISK/RETURN SUMMARY
Managers Short Duration Government and Intermediate
  Duration Government Funds                                3
U.S. Stock Market Plus Fund                                5
Performance Summary                                        8
Fees and Expenses                                         12
Principal Risk Factors                                    13

2 ADDITIONAL CHARACTERISTICS/RISKS
Characteristics and Risks of the Securities in
  which the Funds May Invest                              17
Managers Trust I and Managers Trust II                    21

3 ABOUT YOUR INVESTMENT
Financial Highlights                                      23
Your Account                                              27
How To Purchase Shares                                    28
How To Sell Shares                                        29
Investor Services                                         30
Operating Policies                                        30
Account Statements                                        31
Dividends and Distributions                               31
Tax Information                                           31
Description of Indexes                                    33


Founded in 1983, The Managers Funds family offers individual and institutional investors the experience and discipline of some of the world's most highly regarded investment professionals. This
Prospectus describes three no-load mutual funds in the family which offer you a choice of investments to help fulfill your asset allocation needs:

*  MANAGERS SHORT DURATION GOVERNMENT FUND (the
   "Short Fund"), a series of Managers Trust II.

*  MANAGERS INTERMEDIATE DURATION GOVERNMENT FUND
   (the "Intermediate Fund"), a series of Managers Trust
   II.

*  MANAGERS U.S. STOCK MARKET PLUS FUND (the "U.S.
   Stock Market Plus Fund"), a series of Managers Trust
   I.

Managers Trust I and Managers Trust II are both registered open-end management investment companies.

RISK/RETURN SUMMARY

MANAGERS SHORT DURATION GOVERNMENT AND INTERMEDIATE
DURATION GOVERNMENT FUNDS

INVESTMENT OBJECTIVES

* Managers Short Duration Government Fund seeks to provide investors with a high level of current income, consistent with a low volatility of net asset value. The Fund's objective may be changed without shareholder approval.

* Managers Intermediate Duration Government Fund seeks to provide investors with a total return in excess of the total return of the major market indices for mortgage-backed securities.
    The Fund's objective may be changed without shareholder approval.

PRINCIPAL INVESTMENT STRATEGIES

* The Short Fund seeks to achieve its objective by matching the duration, or interest-rate risk, of a portfolio that invests exclusively in six-month U.S. Treasury securities on a constant maturity basis.

* The Intermediate Fund seeks to achieve its objective by matching the duration, or interest-rate risk, of a portfolio that invests exclusively in mortgage-backed securities, as weighted in the major market indices for mortgage-backed securities. These indices currently include the Salomon Brothers
    Mortgage Index and the Lehman Brothers Mortgage
    Index, each of which includes all outstanding government sponsored fixed-rate mortgage-backed securities, weighted in proportion to their current market capitalization. The duration of these indices is generally similar to that of intermediate-term
    U.S. Treasury notes, and typically will range between three and five years.

Under normal circumstances, each of the Short Fund and the Intermediate Fund will invest at least 80% of its assets in debt securities issued by the U.S.
Government or its agencies and instrumentalities and synthetic instruments or derivatives having economic characteristics similar to such debt securities.
This policy may not be changed by either the Short
Fund or the Intermediate Fund without providing its respective shareholders 60 days notice.

Both the Short Fund and the Intermediate Fund typically employ hedging techniques using instruments such as interest rate futures, options, floors, caps and swaps, designed to reduce the interest-rate risk of their fixed-income securities. The Short Fund generally manages its fixed-income portfolio effective duration to a target of six months. The
Intermediate Fund generally manages its fixed-income portfolio effective duration to a target of between three and five years. Each of the Short Fund and the Intermediate Fund may also engage in loans of portfolio securities to enhance income and return.
Each of these Funds may leverage by using reverse repurchase agreements, dollar rolls and other borrowings, by investing collateral from loans of portfolio securities, through the use of when-issued, delayed-delivery or forward commitment transactions or by using other derivatives.

Neither the Short Fund nor the Intermediate Fund will purchase a put or call option on U.S. Government securities or mortgage-backed securities if, as a result of such purchase, more than 10% of its total assets would be invested in such options. The Short
Fund and the Intermediate Fund will engage in over-the-counter option transactions only with primary
U.S. Government securities dealers recognized by the Federal Reserve Bank of New York. The Short Fund and the Intermediate Fund will not sell options that are not covered.

The Short Fund and Intermediate Fund will seek to minimize credit risk by investing in securities of the highest credit quality.

In addition, as a matter of fundamental policy, each of these Funds will limit purchases to securities from the following classes of assets:

* Securities issued directly or guaranteed by the U.S. Government or its agencies or instrumentalities;

*  Mortgage-backed securities rated AAA by
   Standard & Poor's Corporation ("S&P") or Aaa by
   Moody's Investors Service, Inc. ("Moody's");

* Securities fully collateralized by assets in either of the above classes;

* Assets which would qualify as liquidity items under federal regulations (which may change from time to time) if held by a commercial bank or savings institution; and

* Hedge instruments and stripped mortgage-backed securities, which may only be used for risk management purposes.

U.S. STOCK MARKET PLUS FUND

INVESTMENT OBJECTIVE

* Managers U.S. Stock Market Plus Fund seeks to provide a total return exceeding the Standard &
   Poor's 500 Composite Stock Indexr (the "S&P 500
   Index") without additional equity market risk.
   The Fund's objective may be changed without shareholder approval.

PRINCIPAL INVESTMENT STRATEGIES

The U.S. Stock Market Plus Fund does not invest principally in the common stocks that make up the S&P
500 Index or any other index. Instead, the Fund invests primarily in an actively managed short duration fixed-income portfolio and maintains positions in S&P 500 futures or swaps, options and similar instruments. The equity index futures, swaps and options positions are designed to produce an exposure to the S&P 500 Index similar to the exposure that would be achieved if all the Fund's assets were invested directly in the stocks comprising the S&P
500 Index. The Fund's investment strategy is designed to produce a total return with a low tracking error relative to the S&P 500 Index.

The Fund's equity market positions are designed to produce a return similar to the return that would be achieved if all the Fund's assets were invested directly in the stocks comprising the S&P 500 Index in proportion to their respective weightings in the S&P 500 Index. The Fund's exposure to the S&P 500
Index will be maintained primarily with futures, options, and swaps. When futures contracts are purchased, only a small percentage of the notional value of the contract must be posted as margin. No margin is generally required when entering into a swap or option contract. The Fund therefore commits only a small percentage of its net assets to purchasing the instruments that it uses to obtain its equity market exposure. With the remainder of its assets, the Fund will invest in an actively managed short duration fixed-income portfolio.

The Fund's fixed-income securities will consist primarily of U.S. Government securities, including mortgage-backed securities, but may also include corporate debt securities and mortgage-backed and other asset-backed securities of non-governmental issuers. The Fund may invest in securities rated at least BB by S&P, or a comparable rating agency, except that its investment in securities rated BB will be limited to 15% of net assets. The
Fund typically employs hedging techniques, using instruments such as interest rate futures, options, floors, caps and swaps, designed to reduce the interest-rate risk of its fixed-income securities.
The Fund generally manages its fixed-income portfolio effective duration to a target of one year or less. The Fund may engage in loans of portfolio securities to enhance income and return. The Fund may leverage by using reverse repurchase agreements, dollar rolls and other borrowings, by investing collateral from loans of portfolio securities, through the use of when-issued, delayed-delivery or forward commitment transactions or by using other derivatives.

The U.S. Stock Market Plus Fund has received an exemptive order from the Securities and Exchange
Commission which would permit it to invest in the Short Fund for purposes of pursuing its short duration fixed-income strategy.

The Fund's success in achieving its performance objective depends largely on whether the total return on the Fund's fixed-income portfolio equals or exceeds a short-term interest rate plus the Fund's total operating expenses. The operating expenses of the Fund include the transaction and financing costs of entering into the futures, options and swap contracts used for interest rate risk management and for S&P 500 Index replication. Other factors which will impact the success of the Fund's strategies relate to how well the returns of the equity index futures, swaps and options track the S&P 500 Index.

PRINCIPAL INVESTMENT RISKS

An investor could lose money by investing in any of these Funds. The principal investment risks of investing in each of the Funds are:

BASIS RISK. Basis Risk is the risk that changes in the value of a hedge transaction will not completely offset changes in the value of the assets and liabilities being hedged.

CREDIT RISK. Credit Risk is the risk that an issuer of securities may be unable to pay principal and interest when due, or that the value of the security may suffer because investors believe the issuer is less able to pay. Securities rated BB face major ongoing uncertainties or exposure to adverse business, financial or economic conditions.

DERIVATIVES RISK. Derivatives Risk is the risk that investments in derivatives, which are financial contracts whose value depends on, or are derived from, the value of an underlying asset, interest rate or index, will involve costs, the risk of mispricing or improper valuation and may result in losses or have the effect of accelerating a Fund's recognition of gain.

INTEREST RATE RISK. Interest Rate Risk is the risk that market prices of a Fund's fixed-income investments may decline due to an increase in market interest rates.

LEVERAGING RISK. Leveraging Risk is the risk that the value of an investment in a Fund will be more volatile and all other risks will tend to be compounded when a Fund is borrowing money or otherwise leveraging its portfolio.

LIQUIDITY RISK. Liquidity Risk is the risk that a Fund may not be able to sell illiquid investments at the best prices at the time it planned on selling such illiquid investments.

MANAGEMENT RISK. Management Risk is the risk that poor security selection will cause a Fund to underperform other funds with similar objectives.

MARKET RISK. Market Risk is the risk that the market prices of securities held by a Fund may fall rapidly due to changing economic, political or market conditions, or due to the financial condition of the issuer.

PREPAYMENT RISK. Prepayment Risk is the risk that principal will be repaid at a different rate than anticipated.

The U.S. Stock Market Plus Fund should be invested in by individuals seeking the return of the stock market, specifically that of the S&P 500 Index.
Although the U.S. Stock Market Plus Fund invests in certain types of bonds, it is not a typical "bond" fund and should not be invested in by someone seeking a fixed-income return. The movements in the S&P 500
Index can be very volatile from day-to-day and a person who invests in the U.S. Stock Market Plus Fund should be aware that significant losses can be sustained in one day, as well as over time. An investor in the U.S. Stock Market Plus Fund should also be aware that the Fund's use of derivative instruments such as futures, swaps and options to track the market index raises additional risks. The
U.S. Stock Market Plus Fund's opportunity for gain or loss may be greater than if the Fund invested directly in the stocks represented by the market index because the notional value of the financial instruments utilized may not match exactly the Fund's net assets. For example, the total net notional amount of the U.S. Stock Market Plus Fund's equity swap contracts, S&P 500 Index futures contracts, plus the market value of any common stocks owned may be more or less than its total net assets. (Under normal market conditions, the U.S. Stock Market Plus Fund expects that on any given day, such variations in its exposure to the index will be up to 5% more or less than its net assets.)

Please see PRINCIPAL RISK FACTORS for a discussion of these and other risks of investing in the Funds in this Prospectus.

PERFORMANCE SUMMARY

The following bar charts illustrate the risks of investing in each Fund by showing each Fund's year-by-year total returns and how the performance of each Fund has varied since the Fund's inception. Each chart assumes that all dividend and capital gain distributions have been reinvested. Past performance does not guarantee future results.

  ANNUAL TOTAL RETURNS - SINCE INCEPTION MARCH 31, 1992
                    SHORT FUND




          Dec-92*                 5.0%
          Dec-93                  4.3%
          Dec-94                  4.1%
          Dec-95                  6.1%
          Dec-96                  6.3%
          Dec-97                  6.3%
          Dec-98                  4.8%
          Dec-99                  4.1%
          Dec-00                  5.0%
          Dec-01                  7.6%

      * From inception through year end 1992

          Best Quarter:                        2.5% (1st Quarter 2001)
          Worst Quarter:                       0.1% (1st Quarter 1994)
         (January 1, 2002 - June 30, 2002:     2.5%)

ANNUAL TOTAL RETURNS - SINCE INCEPTION MARCH 31, 1992
                 INTERMEDIATE FUND




          Dec-92*                10.4%
          Dec-93                 11.1%
          Dec-94                 -1.7%
          Dec-95                 16.4%
          Dec-96                  5.1%
          Dec-97                  9.0%
          Dec-98                  6.6%
          Dec-99                  1.2%
          Dec-00                  9.6%
          Dec-01                  8.2%


          * From inception through year end 1992

          Best Quarter:                       5.5% (1st Quarter 1995)
          Worst Quarter:                     -2.3% (1st Quarter 1994)
         (January 1, 2002 - June 30, 2002:	4.8%)


ANNUAL TOTAL RETURNS - SINCE INCEPTION JUNE 30, 1992
          U.S. STOCK MARKET PLUS FUND




          Dec-92*                10.6%
          Dec-93                 13.3%
          Dec-94                  1.8%
          Dec-95                 36.8%
          Dec-96                 24.4%
          Dec-97                 32.3%
          Dec-98                 26.4%
          Dec-99                 20.7%
          Dec-00                -11.8%
          Dec-01                -11.7%

          * From inception through year end 1992

      Best Quarter:                       21.1% (4th Quarter 1998)
      Worst Quarter:                     -15.3% (3rd Quarter 2001)
     (January 1, 2002 - June 30, 2002:  -12.4%)


TOTAL RETURN is used by mutual funds to calculate the hypothetical change in value of an investment over a specified period of time, assuming reinvestment of all dividends and distributions.

The following table compares each Fund's performance to that of a broadly based securities market index.
Again, the table assumes that dividends and capital gain distributions have been reinvested for both the Fund and the applicable index. A description of each Index is included in Appendix A. As always, the past performance of a Fund is not an indication of how the Fund will perform in the future.



AVERAGE ANNUAL TOTAL RETURNS (AS OF 12/31/01) 1


                                                    SINCE    INCEPTION
                              1 YEAR   5 YEARS    INCEPTION    DATE
                              ------   -------    ---------  ---------
SHORT FUND                                                    3/31/92
Return Before Taxes            7.55%     5.53%      5.49%
Return After Taxes on
  Distributions                5.04%     3.26%      3.21%
Return After Taxes on
  Distributions and
  Sale of Fund Shares          4.55%     3.29%      3.26%

ML 6 MO. US T-BILL INDEX (2)   5.21%     5.50%      5.12%

INTERMEDIATE FUND (a)                                         3/31/92
Return Before Taxes            8.17%     6.85%      7.66%
Return After Taxes on
  Distributions                6.06%     4.31%      4.63%
Return After Taxes on
  Distributions and
  Sale of Fund Shares          4.93%     4.20%      4.60%

SALOMON SB MORTGAGE INDEX (2)  8.20%     7.47%      7.42%

U.S. STOCK MARKET PLUS FUND                                 6/30/92
Return Before Taxes          -11.66%     9.50%     13.79%
Return After Taxes on
  Distributions              -14.99%     5.09%      8.96%
Return After Taxes on
  Distributions and
  Sale of Fund Shares         -7.06%     6.17%      9.29%

S&P 500 INDEX (2)            -11.89%    10.70%     13.74%


(a) The Fund changed its investment objective on 1/1/94. Prior to 1/1/94, the Fund's objective was to provide a return in excess of the five-year U.S.
Treasury Note.

(1) After-tax returns are calculated by Lipper.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

(2) Reflects no deduction for fees, expenses or taxes.

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

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of any of the Funds in this Prospectus.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR
INVESTMENT)



Maximum Sales Charge (Load) Imposed on Purchases
     (as a percentage of the offering price                None
Maximum Deferred Sales Charge (Load)                       None
Maximum Sales Charge (Load) Imposed on Reinvested
  Dividends and Other Distributions                        None
Redemption Fee                                             None
Exchange Fee                                               None
Maximum Account Fee                                        None



            ANNUAL FUND OPERATING EXPENSES
       (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)


                                                                U.S. STOCK
                                   SHORT       INTERMEDIATE     MARKET PLUS
                                  FUND (1)       FUND (2)       FUND (2)
                                  --------     ------------     -----------

Management Fees                    0.70%           0.70%           0.70%
                                  ------          ------          ------
Other Expenses:
  Interest Expense                 0.28%           0.00%           0.46%
  Other Expenses                   0.41%           0.39%           0.38%
                                  ------          ------          ------
Total Other Expenses               0.69%           0.39%           0.84%
                                  ------          ------          ------
Total Annual Fund
  Operating Expenses               1.39%           1.09%           1.54%
Fee Waiver and Reimbursement      -0.33%          -0.21%          -0.20%
                                  ------          ------          ------
Net Annual Fund Operating Expenses 1.06%           0.88%           1.34%
                                  ======          ======          ======


1.	The Managers Funds LLC ("Managers") has
       contractually agreed through August 1,
       2003, to limit "Total Annual Fund Operating
       Expenses" (exclusive of taxes, interest, brokerage and extraordinary items) to 0.78%, subject to later reimbursement by the Fund in certain circumstances. See "Managers Trust I and Managers Trust II."

2.	Managers has contractually agreed through
       August 1, 2003, to limit "Total Annual Fund
       Operating Expenses" (exclusive of taxes, interest, brokerage and extraordinary items) to 0.88%, subject to later reimbursement by the Fund in certain circumstances. See
       "Managers Trust I and Managers Trust II."

EXAMPLE

This example will help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. The example makes certain assumptions. It assumes that you invest $10,000 as an initial investment in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. It also assumes that your investment has a 5% total return each year, and the Fund's operating expenses remain the same.
Although your actual costs may be higher or lower, based on the above assumptions, your costs would be:



                            1 YEAR    3 YEARS   5 YEARS  10 YEARS
                            ------    -------   -------  --------
Short Fund                   $108       $337      $585    $1,294
Intermediate Fund            $ 90       $281      $488    $1,084
U.S. Stock Market Plus       $136       $425      $734    $1,613


The example reflects the impact of each Fund's contractual expense limitation through August 1, 2003 for the periods shown in the Example.

This example should not be considered a
representation of past or future expenses, as actual expenses may be greater or lower than those shown.

PRINCIPAL RISK FACTORS

The value of your investment in a Fund changes with the values of that Fund's holdings. Many factors can affect those values. The PRINCIPAL RISK FACTORS identified below represent the factors that are most likely to have a material effect on each Fund's portfolio as a whole. Each Fund may be subject to other risks in addition to the risks described here.
The risks of a Fund may change over time because the types of investments made by a Fund can change over time. The following subsection on CHARACTERISTICS AND
RISKS OF THE SECURITIES IN WHICH THE FUNDS MAY INVEST and the Statement of Additional Information include additional important information about the Funds, their investment strategies and the related risks.

BASIS RISK. Basis Risk is the risk that changes in the value of a hedge transaction will not completely offset changes in the value of the assets and liabilities being hedged. Basis risk may occur in many ways. For example, a hedge transaction may rise in value by $100 in response to higher interest rates. At the same time, the security being hedged could decline in value by $102 in response to the same market factor - higher interest rates - and other factors unique to those assets including credit risks that might be reflected in the assets' value.
The hedge would therefore not fully cover the loss in value of the security caused by higher rates since a $2 differential would exist between the gain in value on the hedge and the assets' loss in value.
The $2 differential reflects basis risk. Basis risk can manifest itself in other ways; for example when a small change in interest rates occurs. In that context, both the hedge transaction and the hedged assets could decline in value, although by different amounts, following an interest rate change. This means that a Fund may not achieve, and may at times exceed, its targeted duration or the return of the market it tracks.

CREDIT RISK. An issuer of securities may be unable to pay principal and interest when due, or the value of the security may suffer because investors believe the issuer is less able to pay. Lower rated securities, while usually offering higher yields, generally have more risk and volatility because of reduced creditworthiness and greater chance of default.

While certain U.S. Government securities such as U.S.
Treasury obligations and GNMAs (discussed in the next section) are backed by the full faith and credit of the U.S. Government, other fixed-income securities in which the Funds may invest are subject to varying degrees of risk of default. These risk factors include the creditworthiness of the issuer and, in the case of mortgage-backed and asset-backed securities, the ability of the mortgagor or other borrower to meet its obligations.

DERIVATIVES RISK. The Funds may use derivatives, which are financial contracts or securities whose value depends on, or is derived from, the value of an underlying asset, interest rate or index. Using derivatives, a Fund can increase or decrease its exposure to changing security prices and indices, interest rates or other factors that affect security value, or to employ temporary substitutes for anticipated future transactions. Techniques involving derivatives include buying or selling financial futures contracts, purchasing call or put options, or selling covered call options on such futures or entering into swap agreements. Any or all of these techniques may be used at one time. Use of any particular transaction is a function of market conditions. There is no overall limitation on the percentage of a Fund's assets which may be subject to a hedge position. However, to the extent a Fund's derivative position is illiquid that position is subject the Fund's 15% of net assets restriction on illiquid securities. (See LIQUIDITY RISK). The use of derivatives involves costs and may result in losses.

The use of options and futures strategies involves the risk of imperfect correlation between movements in the values of the securities underlying the futures and options purchased and sold by a Fund, of the option and futures contract itself, and of the securities which are the subject of a hedge. In addition to other risks such as the credit risk of the counterparty, market risk, liquidity risk, and basis risk, derivatives involve the risk of mispricing or improper valuation. In addition, the Funds' use of derivatives may also have the effect of accelerating a Fund's recognition of gain.

In accordance with regulations established by the Commodity Futures Trading Commission, each Fund's aggregate initial margin and premiums on all futures and options contract positions not held for bona fide hedging purposes, will not exceed 5% of a Fund's net assets, after taking into account unrealized profits and losses on such contracts. In addition to margin deposits, when a Fund purchases a futures contract, it is required to maintain at all times liquid securities in a segregated account with its custodian, in an amount which, together with the initial margin deposit on the futures contract, is equal to the current delivery or cash settlement value of the futures contract. Each Fund's ability to engage in options and futures transactions and to sell related securities might also be limited by tax considerations and by certain regulatory requirements. See TAXES in the Statement of Additional Information.

INTEREST RATE AND MATURITY RISK. The market prices of a Fund's fixed-income investments may decline due to an increase in market interest rates. Generally, the longer the maturity or duration of a fixed-income security, the more sensitive it is to changes in interest rates. The Short Fund seeks to match the duration of a portfolio that invests exclusively in six-month U.S. Treasury securities on a constant maturity basis, and the Intermediate Fund seeks to match the duration of a portfolio that invests in mortgage-backed securities as weighted in the major market indices (typically ranging from three to five years). The U.S. Stock Market Plus Fund seeks a duration of one year or less.

Duration is a measure of the price sensitivity of a portfolio to changes in interest rates. The maturity of a security, another commonly used measure of price sensitivity, measures only the time until final payment is due, whereas duration takes into account the pattern of all payments of interest and principal on a security over time, including how these payments are affected by prepayments and by changes in interest rates. Each year of duration represents an approximate 1% change in price for a 1% change in interest rates. For example, if a bond fund has an average duration of three years, its price will fall approximately 3% when interest rates rise by one percentage point. Conversely, the bond fund's price will rise approximately 3% when interest rates fall by one percentage point.

LEVERAGING RISK. When a Fund is borrowing money or otherwise leveraging its portfolio, the value of an investment in that Fund will be more volatile and all other risks will tend to be compounded. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of a Fund's portfolio holdings. The use of leverage may also cause a Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or meet segregation requirements.

LIQUIDITY RISK. Liquidity risk exists when particular investments are difficult to sell. A Fund may not be able to sell these illiquid investments at the best prices at the time it planned on selling such illiquid investments. Investments in derivatives, and securities having substantial market and/or credit risk tend to involve greater liquidity risk. A Fund may invest up to 15% of its net assets in illiquid securities. The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business.
The SEC staff takes the position that this includes non-terminable repurchase agreements having maturities of more than seven days.

MANAGEMENT RISK. Each Fund is subject to management risk because it is an actively managed investment portfolio. Management Risk is the chance that poor security selection will cause the Fund to underperform other funds with similar objectives. The sub-adviser will apply its investment techniques and risk analyses in making investment decisions for the Funds, but there can be no guarantee that these will produce the desired result.

MARKET RISK. The market price of securities held by a Fund may fall, sometimes rapidly or unpredictably, due to changing economic, political or market conditions, or due to the financial condition of the issuer. The value of a security may decline due to general market conditions which are not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally.

PREPAYMENT RISK. Prepayment Risk is the risk that principal will be repaid at a different rate than anticipated, causing the return on a security purchased to be less than expected. Mortgage-backed securities, which represent an interest in a pool of mortgages, present this risk, as do many asset-backed securities. In general, when market interest rates decline, many mortgages are refinanced, and mortgage-backed securities are paid off earlier than expected, forcing a Fund to reinvest the proceeds at current yields, which are lower than those paid by the security that was paid off. When market interest rates increase, the market values of mortgage-backed securities decline. At the same time, however, mortgage refinancing slows, which lengthens the effective maturities on these securities. As a result, the negative effect of the rate increase on the market value of mortgage securities is usually more pronounced than it is for other types of fixed-income securities. Asset-backed securities can present similar risks.

FOREIGN INVESTMENT RISK.  The U.S. Stock Market Plus
Fund may invest in Yankee bonds which are bonds issued by a foreign company in dollars rather than in the currency of the country where the company is based. There are risks associated with Yankee bonds that do not exist with bonds issued by U.S.
companies. Foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards or to other regulatory requirements comparable to those applicable to U.S.
companies. The securities markets of many foreign countries are also relatively small, with a limited number of companies representing a small number of industries. Other risks relate to the difficulty in obtaining a judgment from a foreign court, political instability and potential restrictions on the flow of international capital.

ADDITIONAL CHARACTERISTICS/RISKS

CHARACTERISTICS AND RISKS OF THE SECURITIES IN WHICH
THE FUNDS MAY INVEST

Subject to the percentage limitations on investment to which each Fund is subject based on its investment objective, and unless stated otherwise, each Fund may invest in the following types of securities. The following types of securities are principal investments of each Fund. The Statement of Additional Information also includes information on these and other securities and financial instruments in which the Funds may invest.

U.S. GOVERNMENT SECURITIES. The U.S. Government securities in which the Funds may invest include U.S.
Treasury bills, notes, bonds, discount notes and other debt securities issued by the U.S. Treasury, and obligations issued or guaranteed by the U.S.
Government, its agencies and instrumentalities including, but not limited to, the Government
National Mortgage Association ("GNMA"), Federal
National Mortgage Association ("FNMA") and Federal
Home Loan Mortgage Corporation ("FHLMC").

 (Other U.S. Government agencies or instrumentalities include Federal Home Loan Banks, Bank for
Cooperatives, Farm Credit Banks, Tennessee Valley
Authority, Federal Financing Bank, Small Business
Administration, and Federal Agricultural Mortgage
Corporation.) Mortgage-backed securities are explained more fully below.

MORTGAGE-BACKED AND OTHER ASSET-BACKED SECURITIES.
Mortgage-backed securities are securities that directly or indirectly represent a participation in, or are collateralized by and payable from, mortgage loans secured by real property. The term "mortgage-backed securities," as used herein, includes adjustable-rate mortgage securities, fixed-rate mortgage securities, and derivative mortgage products such as collateralized mortgage obligations, including residuals, stripped mortgage-backed securities and other instruments. Asset-backed securities are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include, but are not limited to, pools of automobile loans, educational loans and credit card receivables. These securities are described in detail below and in the Statement of Additional
Information.

There are currently three basic types of mortgage-backed securities: (i) those issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities, such as GNMA, FNMA and FHLMC; (ii) those issued by private issuers that represent an interest in or are collateralized by mortgage-backed securities issued or guaranteed by the U.S.
Government or one of its agencies or
instrumentalities; and (iii) those issued by private issuers that represent an interest in or are collateralized by whole mortgage loans or mortgage-backed securities without a Government guarantee but usually having some form of private credit enhancement. Not all securities issued by the U.S.
Government or its agencies are backed by the full faith and credit of the United States; some may be backed only by the assets of the particular instrumentality or the ability of the agency to borrow.

The Short Fund and the Intermediate Fund may only invest in mortgage-backed securities issued by private originators of, or investors in, mortgage loans issued by private entities that are rated AAA by S&P or Aaa by Moody's. The Short Fund and the
Intermediate Fund will not pay any additional fees for credit support and will not invest in private mortgage pass-through securities unless they are rated AAA by S&P or Aaa by Moody's.

The Short Fund and the Intermediate Fund will not purchase privately-issued mortgage-backed securities or Collateralized Mortgage Backed Obligations
("CMOs") collateralized by interests in whole mortgage loans (not guaranteed by GNMA, FNMA or FHLMC) if the securities of any one issuer would exceed 10% of any Fund's assets at the time of purchase. The Funds will not purchase privately-issued mortgage-backed securities or CMOs collateralized by U.S. Government agency mortgage-backed securities if the securities of any one issuer would exceed 20% of any Fund's assets at the time or purchase.

Mortgage-backed and asset-backed securities have yield and maturity characteristics corresponding to their underlying assets. Unlike traditional debt securities, which may pay a fixed rate of interest until maturity when the entire principal amount comes due, payments on certain mortgage-backed and asset-backed securities include both interest and a partial payment of principal. This partial payment of principal may be comprised of a scheduled principal payment as well as an unscheduled payment from the voluntary prepayment, refinancing, or foreclosure of the underlying loans.
As a result of these unscheduled payments of principal, or prepayments on the underlying securities, the price and yield of mortgage-backed securities can be adversely affected. For example, during periods of declining interest rates, prepayments can be expected to accelerate, and the Funds would be required to reinvest the proceeds at the lower interest rates then available.

Prepayments of mortgages which underlie securities purchased at a premium could result in capital losses because the premium may not have been fully amortized at the time the obligation is prepaid. In addition, like other interest-bearing securities, the values of mortgage-backed securities generally fall when interest rates rise, but when interest rates fall, their potential for capital appreciation is limited due to the existence of the prepayment feature. In order to hedge against possible prepayment, the Funds may purchase certain options and options on futures contracts as described more fully in PRINCIPAL RISK
FACTORS and the Statement of Additional Information.

ADJUSTABLE RATE SECURITIES. Adjustable rate securities have interest rates that are reset at periodic intervals, usually by reference to some interest rate index or market interest rate. Some adjustable rate securities are backed by pools of mortgage loans. The Short Fund and the Intermediate
Fund will only invest in adjustable rate securities backed by pools of mortgage loans ("ARMs"). The fixed-income portfolio of the U.S. Stock Market Plus
Fund may also invest in adjustable-rate securities backed by assets other than mortgage pools.

Although the rate adjustment feature may act as a buffer to reduce large changes in the value of adjustable-rate securities, these securities are still subject to changes in value based on changes in market interest rates or changes in the issuer's creditworthiness. Because the interest rate is reset only periodically, changes in the interest rate on adjustable-rate securities may lag changes in prevailing market interest rates. Also, some adjustable rate securities (or the underlying mortgages or other underlying loans or receivables) are subject to caps or floors that limit the maximum change in interest rate during a specified period or over the life of the security. Because of the resetting of interest rates, adjustable rate securities are less likely than non- adjustable rate securities of comparable quality and maturity to increase significantly in value when market interest rates fall. Adjustable rate securities are also subject to the prepayment risks associated generally with mortgage-backed securities.

CORPORATE DEBT SECURITIES.  The U.S. Stock Market
Plus Fund may invest in corporate debt securities which are subject to the risk of an issuer's inability to meet principal and interest payments on the obligation (credit risk) and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the credit-worthiness of the issuer and general market liquidity. Debt securities issued by smaller and medium-sized issuers may be less actively traded than those of larger issuers and may experience greater fluctuations in price. Smaller and medium-sized issuers may be less seasoned, have more limited product lines, markets, financial resources and management depth, and therefore may be more susceptible to adverse market conditions than larger issuers.

RESTRICTED SECURITIES. Restricted securities represent securities that can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933, as amended, or in a registered public offering.
Restricted securities deemed to be liquid under procedures established by the Funds'
Board of Trustees are not subject to the limitation on illiquid securities.

SECURITIES LENDING, REPURCHASE AGREEMENTS AND FORWARD
COMMITMENTS. Each Fund may lend portfolio securities to broker-dealers and may enter into repurchase agreements. These transactions must be fully collateralized at all times but involve some risk to each Fund if the other party should default on its obligations and a Fund is delayed in or prevented from recovering the collateral. None of the Funds will lend portfolio securities if, as a result, the aggregate of such loans exceeds 33 1/3% of total asset value (including such loans). Each Fund will only enter into repurchase agreements with or lend securities to (i) member banks of the Federal Reserve
System having total assets in excess of $500 million and (ii) securities dealers, provided such banks or dealers meet the creditworthiness standards established by the Board of Trustees ("Qualified
Institutions"). Managers will monitor the continued creditworthiness of Qualified Institutions, subject to the oversight of the Board of Trustees.

Each Fund may also purchase securities for future delivery, which may increase overall investment exposure and involves a risk of loss if the value of the securities declines prior to the settlement date.
At the time a Fund enters into a transaction on a when-issued or forward commitment basis, a segregated account consisting of liquid securities equal to at least 100% of the value of the when-issued or forward commitment securities will be established and maintained with the Funds' custodian. Subject to this requirement, each Fund may purchase securities on such basis without limit. Settlements in the ordinary course, which may be substantially more than three business days for mortgage-backed securities, are not treated as when-issued or forward commitment transactions, and are not subject to the foregoing limitations, although some of the risks described above may exist.

REVERSE REPURCHASE AGREEMENTS, DOLLAR ROLL AGREEMENTS
AND BORROWING. Each Fund may enter into reverse repurchase agreements or dollar roll agreements with commercial banks and registered broker-dealers in amounts up to 33 1/3% of their assets. The Short Fund and the Intermediate Fund may only enter into these transactions with commercial banks and registered broker-dealers which are also Qualified Institutions.
The Statement of Additional Information contains a more detailed explanation of these practices.
Reverse repurchase agreements and dollar rolls are considered borrowings by a Fund and require segregation of assets with a Fund's custodian in an amount equal to the Fund's obligations pending completion of such transactions. Each Fund may also borrow money from banks in an amount up to 33 1/3% of a Fund's total assets (including such loans) to realize investment opportunities, for extraordinary or emergency purposes, or for the clearance of transactions. Borrowing from banks usually involves certain transaction and ongoing costs and may requirea Fund to maintain minimum bank account balances. Use of these borrowing techniques to purchase securities is a speculative practice known as "leverage." Depending on whether the performance of the investments purchased with borrowed funds is sufficient to meet the costs of borrowing, a Fund's net asset value per share will increase or decrease, as the case may be, more rapidly than if the Fund did not employ leverage.

SHORT SALES. Each Fund may make short sales of securities. A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. Each Fund expects to engage in short sales as a form of hedging in order to shorten the overall duration of the portfolio and maintain portfolio flexibility. While a short sale may act as an effective hedge to reduce the market or interest rate risk of a portfolio, it may also result in losses which can reduce the portfolio's total return.
When a Fund makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon completion of the transaction. A Fund may have to pay a fee to borrow particular securities, and is often obligated to relinquish any payments received on such borrowed securities.

Until a Fund replaces a borrowed security, it will maintain daily a segregated account with its custodian into which it will deposit liquid securities such that the amount deposited in the account plus any amount deposited with the broker as collateral will at least equal the current value of the security sold short. Depending on arrangements made with the broker, a Fund may not receive any payments (including interest) on collateral deposited with the broker. If the price of the security sold short increases between the time of the short sale and the time a Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a gain. Although a Fund's gain is limited to the amount at which it sold the security short, its potential loss is limited only by the maximum attainable price of the security less the price at which the security was sold.

A Fund will not make a short sale if, after giving effect to such sale, the market value of all securities sold exceeds 25% of the value of the Fund's total net assets. A Fund may also effect short sales where the Fund owns, or has the right to acquire at no additional cost, the identical security
(a technique known as a short sale "against the box"). Such transactions might accelerate the recognition of gain. See Taxes in the Statement of Additional Information.

PORTFOLIO TURNOVER

Because of their relatively frequent trading, each Fund will frequently realize taxable capital gains which must be distributed yearly to shareholders. To the extent these gains are short-term capital gains, such gains are generally taxed at ordinary income tax rates. If a shareholder holds an investment in a Fund in something other than a tax-deferred account (e.g. a retirement account), the payment of any taxes will impact a shareholder's net return from holding an investment in a Fund. Portfolio turnover also generally involves some expense to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities. High portfolio turnover could adversely impact a Fund's performance.
However, the mortgage securities in which each Fund may invest are generally traded on a "net" basis with dealers acting as principals for their own account without a stated commission. Each Fund will pay commissions in connection with options and future transactions and, for the U.S. Stock Market Plus
Fund, in relation to any purchase of common stocks or other equity securities.

MANAGERS TRUST I AND MANAGERS TRUST II

Managers Trust I and Managers Trust II are part of
The Managers Funds family, a no-load mutual fund family comprised of different Funds, each having distinct investment management objectives, strategies, risks and policies.

The Managers Funds LLC, (the "Investment Manager") a subsidiary of Affiliated Managers Group, Inc., located at 600 Hale Street, Prides Crossing, MA
01965, serves as the investment manager to the Funds and is responsible for the Funds' overall administration. It selects and recommends, subject to the approval of the Board of Trustees, one or more asset managers to manage each Fund's investment portfolio. It also allocates assets to the asset managers based on certain evolving targets, monitors the performance, security holdings and investment strategies of these external asset managers and , when appropriate, researches any potential new asset managers for the Fund family.

Managers Distributors, Inc. ("MDI"), a wholly-owned subsidiary of Managers, serves as distributor of the Funds. MDI receives no compensation from the Funds for its services as distributor. Smith Breeden
Associates, Inc. ("Smith Breeden"), a registered investment adviser, acts as sub-adviser to Managers
Short Duration Government Fund, Managers Intermediate
Duration Fund, and Managers U.S. Stock Market Plus
Fund. Formerly, Smith Breeden was investment adviser to the Funds and has served as either investment adviser or sub-adviser to the Funds since their inception in 1992. Smith Breeden is located at 100 Europa Drive, Suite 200, Chapel Hill,
NC, 27517. Smith Breeden is a money management and consulting firm involved in (1) money management for separate accounts such as pensions and endowments, (2) financial institution consulting and investment advice, and (3) equity investments. The firm specializes in high credit quality fixed-income investments, interest rate risk management, and the application of option pricing to banking and investments.

As of June 30, 2002, Smith Breeden advised, or managed on a discretionary basis, assets totaling over $20 billion.

John B. Sprow, a Senior Vice President and Director of Smith Breeden, serves as portfolio manager to the U.S. Stock Market Plus Fund and is responsible for its day-to-day operations. Mr. Sprow joined Smith
Breeden in 1987.  Mr. Sprow is assisted by John

P. Kerschner in the day-to-day management of the U.S.
Stock Plus Fund. Mr. Kerschner joined Smith Breeden in 1994. Daniel C. Dektar, a Senior Vice President and Director of Smith Breeden, serves as the portfolio manager responsible for the day-to-day operations of the Short Fund. Mr. Dektar joined
Smith Breeden in 1986.  Timothy D. Rowe, a Senior
Vice President and Director of Smith Breeden, serves as portfolio manager responsible for the day-to-day operations of the Intermediate Fund. Mr. Rowe joined
Smith Breeden in 1988.

Each of the Funds is obligated by its fund management contract to pay an annual management fee to Managers of 0.70% of average daily net assets of each Fund.
Managers, in turn, pays a portion of this fee to Smith Breeden.

The Investment Manager has contractually agreed, through August 1, 2003, to waive fees and pay or reimburse the Funds to the extent total expenses of the Short Fund, Intermediate Fund and U.S. Stock
Market Plus Fund exceed 0.78%, 0.88% and 0.88%, respectively, of each of the Fund's average daily net assets. Effective August 1, 2002, the Fund is obligated to repay the Investment Manager such amounts waived, paid or reimbursed in future years provided that the repayment occurs within three years after the waiver or reimbursement and that such repayment would not cause the Short Fund, the Intermediate Fund and the U.S. Stock Market Plus
Fund's expenses in any such future year to exceed
0.78%, 0.88% and 0.88%, respectively, of each of the Fund's average daily net assets.

ABOUT YOUR INVESTMENT

MANAGERS SHORT DURATION GOVERNMENT FUND
FINANCIAL HIGHLIGHTS
For a share of capital stock outstanding throughout
each fiscal year ended March 31,
-----------------------------------------------------
The following selected per share data and ratios, which are intended to help you understand the Fund's financial performance for the past five fiscal years, cover the fiscal periods from April 1, 1997 through March 31, 2002, and are part of the Fund's financial statements, which have been audited by another independent public accounting firm, for the fiscal periods April 1, 1997 through March 31, 2000 and by
PricewaterhouseCoopers LLP, for the fiscal periods
April 1, 2000 through March 31, 2002. The total return in the table represent the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions. This data should be read in conjunction with the Fund's most recent annual audited financial statements and the report of PricewaterhouseCoopers LLP thereon, which are incorporated by reference in the Statement of Additional Information for Managers Trust II.




                                     2002     2001    2000     1999     1998
                                 --------  ------- -------- -------- --------
Net Asset Value,
  Beginning of Year                 $9.71    $9.64   $9.94    $9.92    $9.83
                                 --------  ------- -------- -------- --------

Income from
  Investment Operations:
  Net investment income              0.54     0.74    0.54     0.45    0.48
  Net realized and unrealized
    gain(loss) on investments        0.01    (0.06)  (0.27)    0.02    0.12
                                 --------  ------- --------  ------- --------

                         21

Total from investment
  Operations                         0.55     0.68    0.27     0.47    0.60
                                 --------  ------- --------  ------- --------
Less Distributions to
  Shareholders from:
  Net investment income             (0.54)   (0.61)  (0.57)   (0.45)  (0.51)
                                 --------- ------- --------  ------- --------
Net Asset Value,
  End of Year                       $9.72    $9.71   $9.64    $9.94   $9.92
                                 ========= ======= ========  ======= ========
-------------------------------------------------------------------------------
Total Return (a)                    6.06%    7.35%   2.75%    4.83%   6.24%
===============================================================================

Ratio of net operating expenses
  to average net assets (b)         0.78%    0.78%   0.78%    0.78%   0.78%

Ratio of total expenses
  to average net assets             1.39%(c) 2.18%(c)1.07%    1.00%   1.00%

Ratio of net investment income
  to average net assets (a)         5.71%    6.24%   6.01%    4.78%   5.28%

Portfolio turnover                   683%     866%    268%     298%    626%

Net assets at end of year
  (000's omitted)                 $30,470  $26,263 $35,540  $60,807 $78,428
===============================================================================
(a)  Total returns and net investment income would have been lower had certain expenses not been reduced.
(b)  After expense offsets.
(c)  Includes interest expense for the fiscal years ended March 31, 2002 and
     March 31, 2001 of 0.28% and 1.14%, respectively.


INTERMEDIATE DURATION GOVERNMENT FUND
FINANCIAL HIGHLIGHTS
For a share of capital stock outstanding throughout
each fiscal year ended March 31,
-----------------------------------------------------
The following selected per share data and ratios, which are intended to help you understand the Fund's financial performance for the past five fiscal years, cover the fiscal periods from April 1, 1997 through March 31, 2002, and are part of the Fund's financial statements, which have been audited by another independent public accounting firm, for the fiscal periods April 1, 1997 through March 31, 2000 and by
PricewaterhouseCoopers LLP, for the fiscal periods
April 1, 2000 through March 31, 2002. The total return in the table represent the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions. This data should be read in conjunction with the Fund's most recent annual audited financial statements and the report of PricewaterhouseCoopers LLP thereon, which are incorporated by reference in the Statement of Additional Information for Managers Trust II and are available upon request.




                                     2002     2001    2000     1999     1998
                                 --------  ------- -------- -------- --------
Net Asset Value,
  Beginning of Year                 $9.94    $9.37    $9.91   $10.00    $9.73
                                 --------  ------- -------- -------- --------
Income from
  Investment Operations:
  Net investment income              0.41     0.61     0.53     0.53     0.59

                           22

  Net realized and unrealized
    gain (loss) on investments       0.26     0.49    (0.50)    0.03     0.42
                                 --------  ------- -------- -------- --------
      Total from investment
        Operations                   0.67     1.10     0.03     0.56     1.01
                                 --------  ------- -------- -------- --------
Less Distributions to
  Shareholders from:
  Net investment income             (0.45)   (0.53)   (0.53)   (0.52)   (0.56)

In excess of net investment
  Income                              -        -      (0.02)     -        -
Net realized gain
  on investments                      -        -      (0.02)   (0.13)   (0.18)
                                 --------  ------- --------  -------- --------
    Total distributions to
       Shareholders                 (0.45)   (0.53)   (0.57)   (0.65)   (0.74)
                                 --------  ------- --------  -------- --------
Net Asset Value,
  End of Year                      $10.16    $9.94    $9.37    $9.91   $10.00
                                 ========  ======= ========  ======== ========
-------------------------------------------------------------------------------

Total Return (a)                     6.78%   12.17%    0.40%    5.73%   10.65%
===============================================================================

Ratio of net operating expenses
  to average net assets (b)          0.88%    0.88%    0.88%    0.88%    0.88%

Ratio of total expenses
  to average net assets              1.09%    1.07%(c) 1.06%    1.06%    1.13%

Ratio of net investment income
  to average net assets (a)          3.76%    5.85%    5.72%    5.25%    5.61%

Portfolio turnover                  1,106%     690%     455%     423%     583%

Net assets at end of year
  (000's omitted)                  $26,892  $24,077  $31,139  $55,126  $38,642
===============================================================================

(a) Total returns and net investment income would have been lower had certain expenses not been reduced.
(b) After expense offsets.
(c) Includes interest expense for the fiscal year ended March 31, 2001 of 0.01%.


US STOCK MARKET PLUS FUND
FINANCIAL HIGHLIGHTS
For a share of capital stock outstanding throughout
each fiscal year ended March 31,
----------------------------------------------------
The following selected per share data and ratios, which are intended to help you understand the Fund's financial performance for the past five fiscal years, cover the fiscal periods from April 1, 1997 through March 31, 2002, and are part of the Fund's financial statements, which have been audited by another independent public accounting firm, for the fiscal periods April 1, 1997 through March 31, 2000 and by
PricewaterhouseCoopers LLP, for the fiscal periods
April 1, 2000 through March 31, 2002. The total return in the table represent the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions. This data should be read in conjunction with the Fund's most recent annual audited financial statements and the report of PricewaterhouseCoopers LLP thereon, which are incorporated by reference in the Statement of Additional Information for Managers Trust I and are available upon request.




                                     2002     2001    2000     1999     1998
                                 --------  ------- -------- -------- --------
Net Asset Value,
  Beginning of Year                $11.33   $16.02  $16.78   $16.86   $12.56
                                 --------  ------- -------- -------- --------
Income from
  Investment Operations:
  Net investment income              0.59     1.00    0.88     0.69     0.59
  Net realized and unrealized
    gain(loss) on investments       (0.45)   (4.34)   1.38     1.76     4.94
                                 --------  ------- -------- -------- --------
      Total from investment
        Operations                   0.14    (3.34)   2.26     2.45     5.53
                                 --------  ------- -------- -------- --------
Less Distributions to
  Shareholders from:
  Net investment income             (1.10)   (0.30)  (0.98)   (0.62)   (0.59)
  Net realized gain on
    investments                       -      (1.05)  (2.04)   (1.91)   (0.64)
                                 --------  ------- -------- -------- --------
Total distributions to
  Shareholders                      (1.10)   (1.35)  (3.02)   (2.53)   (1.23)
                                 --------  ------- -------  -------- --------
Net Asset Value,
  End of Year                      $10.37   $11.33  $16.02   $16.78   $16.86
                                 ========  ======= =======  ======== ========
------------------------------------------------------------------------------
Total Return (a)                     0.97% (22.47)%  14.91%   17.17%   45.71%
==============================================================================
Ratio of net operating expenses
  to average net assets (b)          0.88%    0.88%   0.88%    0.88%    0.88%

Ratio of total expenses
  to average net assets              1.54%(c) 1.02%(c) 1.01%   1.04%    1.23%

Ratio of net investment income
  to average net assets (a)          5.25%    6.17%    5.47%   4.62%    4.79%

Portfolio turnover                    598%     624%     442%    527%     424%

Net assets at end of year
  (000's omitted)                  $72,411  $95,794 $191,375 $185,584 $136,667
===============================================================================
(a) Total returns and net investment income would have been lower had certain expenses not been reduced.
(b) After expense offsets.
(c) Includes interest expense for the fiscal years ended March 31, 2002 and
    2001 of 0.46% and 0.04%, respectively.


YOUR ACCOUNT

As an investor, you pay no sales charges to invest in the Funds and you pay no charges to transfer within the Fund family or even to redeem out of the Funds.
The price at which you purchase and redeem your shares is equal to the net asset value (NAV) per share next determined after your purchase or redemption order is received on each day the New York
Stock Exchange (the "NYSE") is open for trading.  The
NAV is equal to the Fund's
net worth (assets minus liabilities) divided by the number of shares outstanding. Each Fund's NAV is calculated at the close of regular business of the NYSE, usually 4:00 p.m. New York Time.

Each Fund's investments are valued based on market values. If market quotations are not readily available for any security, the value of the security will be based on an evaluation of its fair value, pursuant to procedures established by the Board of Trustees.

MINIMUM INVESTMENTS IN THE FUNDS

Cash investments in the Funds must be in U.S.
Dollars. Third-party checks which are under $10,000 and are payable to an existing shareholder who is a natural person (as opposed to a corporation or partnership) and endorsed over to the Fund or Managers Funds will be accepted.

The following table provides the minimum initial and additional investments in any Fund:



                                               INITIAL          ADDITIONAL
                                             INVESTMENT         INVESTMENT
                                             ----------         ----------
         Regular accounts                      $2,000              $100
         Traditional IRA                        1,000               100
         Roth IRA                               1,000               100
         Education Savings Account              1,000               100
         SEP IRA                                1,000               100
         SIMPLE IRA                             1,000               100


The Funds or the underwriter may, in their discretion, waive the minimum initial and additional investment amounts at any time.

A TRADITIONAL IRA is an individual retirement account. Contributions may be deductible at certain income levels and earnings are tax-deferred while your withdrawals and distributions are taxable in the year that they are made.

A ROTH IRA is an IRA with non-deductible contributions and tax-free growth of assets and distributions. The account must be held for five years and certain other conditions must be met in order to qualify.

An EDUCATION SAVINGS ACCOUNT is an account with non-deductible contributions and tax-free growth of assets and distributions. The account must be used to pay qualified educational expenses. (Also known as a Coverdell Education Savings Account).

A SEP IRA is an IRA that allows employers or the self-employed to make contributions to an employee's account.

A SIMPLE IRA is an employer plan and a series of IRAs that allows contributions by or for employees.

You should consult your tax professional for more information on IRA accounts.

If you invest through a third-party such as a bank, broker-dealer or other fund distribution organization rather than directly with the Funds, the policies, fees and minimum investment amounts may be different than those described in this Prospectus. The Funds may also participate in programs with many national brokerage firms which limit the transaction fees for the shareholder, and may pay fees to these firms for participation in these programs.

HOW TO PURCHASE SHARES
BY MAIL
-------------------------------------------------------
* To open your account, complete and sign the account application and make your check payable to The
Managers Funds. Mail the check and account application to:

	The Managers Funds
	c/o BFDS, Inc.
	P.O. Box 8517
	Boston, MA 02266-8517

* To purchase additional shares, write a letter of instruction (or complete your investment stub). Send a check and investment stub or written instructions to the above address. Please include your account number and Fund name on your check.

BY TELEPHONE
-------------------------------------------------------
* After establishing this option on your account, call the Fund at (800) 252-0682. The minimum additional investment is $100.

BY WIRE

* Call the Fund at (800) 252-0682. Instruct your bank to wire the money to State Street Bank and Trust
Company, Boston, MA 02101; ABA #011000028; BFN-The
Managers Funds A/C 9905-001-5, FBO shareholder name, account number and Fund name. Please be aware that your bank may charge you a fee for this service.

BY INTERNET
------------------------------------------------------
* If your account has already been established, see our website at http://www.managersfunds.com. The minimum additional investment is $100.

Note: If you redeem shares following a purchase by check, the Fund may hold the proceeds of your redemption for up to 15 calendar days to ensure that the check has cleared.

HOW TO SELL SHARES

You may sell your shares at any time. Your shares will be sold at the NAV next calculated after the Funds' Transfer Agent receives your order. Each
Fund's NAV is calculated at the close of business of the NYSE, usually 4:00 p.m. New York Time.

BY MAIL
--------------------------------------------------------
* Write a letter of instruction containing:
- -	the name of the Fund(s)
- -	dollar amount or number of shares to be
      redeemed
- -	your name
- -	your account number(s)
- -	signature(s) of all account owners

and mail the written instructions to The Managers
Funds, c/o Boston Financial Data Services, Inc., P.O.
Box 8517, Boston, MA 02266-8517.

BY TELEPHONE
--------------------------------------------------------
* After establishing this option on your account, call the Fund at (800) 252-0682.

* Telephone redemptions are available only for redemptions which are below $25,000.

BY INTERNET
--------------------------------------------------------
* See our website at http://www.managersfunds.com.

NOTE: IF YOU REDEEM SHARES FOLLOWING A PURCHASE BY
CHECK, THE FUND MAY HOLD THE PROCEEDS OF YOUR
REDEMPTION FOR UP TO 15 CALENDAR DAYS TO ENSURE THAT
THE CHECK HAS CLEARED.

Redemptions of $25,000 and over require a signature guarantee. A signature guarantee helps to protect against fraud. You can obtain one from most banks and/or securities dealers. A notary public cannot provide a signature guarantee. Each account holder's signature must be guaranteed.

INVESTOR SERVICES

AUTOMATIC REINVESTMENT PLAN. Allows your dividends and capital gain distributions to be reinvested in additional shares of the Funds or another Fund in the Fund family. You can elect to receive cash.

AUTOMATIC INVESTMENTS. Allows you to make automatic deductions of $100 or more from a designated bank account into a Managers Funds account.

AUTOMATIC WITHDRAWALS. Allows you to make automatic monthly withdrawals of $100 or more per Fund.
Withdrawals are normally completed on the 25th day of each month. If the 25th day of any month is a weekend or a holiday, the withdrawal will be completed on the next business day.

INDIVIDUAL RETIREMENT ACCOUNTS. Available to you at no additional cost. Call us at (800) 835-3879 for more information and an IRA kit.

EXCHANGE PRIVILEGE. Allows you to exchange your shares of the Funds for shares of another of our Funds in any of our Fund families. There is no fee associated with the Exchange Privilege. Be sure to read the Prospectus for any Fund that you wish to exchange into. You can request your exchange in writing, by telephone (if elected on the application), by internet or through your investment advisor, bank or investment professional.

OPERATING POLICIES

The Funds will not be responsible for any losses resulting from unauthorized transactions if it follows reasonable security procedures designed to verify the identity of the investor.
You should verify the accuracy of your confirmation statements immediately after you receive them. If you do not want the ability to sell and exchange by telephone or internet, call the Fund for instructions.

The Funds reserve the right to:

* redeem an account if the value of the account falls below $500 due to redemptions;

* suspend redemptions or postpone payments when the NYSE is closed for any reason other than its usual weekend or holiday closings or when trading is restricted by the Securities and Exchange Commission;

*     change the minimum investment amounts;

* delay sending out redemption proceeds for up to seven days (this usually applies to very large redemptions without notice, excessive trading or unusual market conditions);

*     make a redemption in-kind (a payment in
      portfolio securities instead of in cash);

*     refuse a purchase order for any reason;

* refuse an exchange request if determined that such request could adversely affect the Fund, including if such person or group has engaged in excessive trading (to be determined in our discretion); and

* terminate or change the Exchange Privilege or impose fees in connection with exchanges or redemptions.

ACCOUNT STATEMENTS

You will receive quarterly and yearly statements detailing your account activity. All investors
(other than IRA accounts) will also receive a Form
1099-DIV, detailing the tax characteristics of any dividends and distributions that you have received in your account. You will also receive a confirmation after each trade executed in your account.

DIVIDENDS AND DISTRIBUTIONS

Income dividends, if any, for the Funds are normally declared and paid monthly. Capital gain distributions, if any, are normally declared and paid in December.

We will automatically reinvest your distributions of dividends and capital gains unless you tell us otherwise. You may change your election by writing to us at least 10 days prior to the scheduled payment date.

TAX INFORMATION

Please be aware that the following tax information is general and refers only to the provisions of the Internal Revenue Code of 1986, as amended, which are in effect as of the date of this Prospectus. You should consult a tax consultant about the status of your distributions from the Funds.

All income dividends and short-term capital gain distributions are generally taxable to you as ordinary income. Capital gain dividends will be treated as long-term capital gains regardless of how long you have held shares of a Fund. The provisions apply whether you receive the distribution in cash or reinvest it for additional shares. An exchange of a Fund's shares for shares of another Fund will be treated as a sale of the first Fund's shares and any gain on the transaction may be subject to federal income tax.

The use of certain synthetic instruments (including certain futures and option contracts) by the U.S.
Stock Market Plus Fund as a means of achieving equity exposure in the U.S. Stock Market Plus Fund's market will require the U.S. Stock Market Plus Fund to mark such instruments to market, a practice which will accelerate the U.S. Stock Market Plus

Fund's recognition of gain or loss. With respect to such instruments, 60% of any gain or loss recognized will be treated as long-term capital gain or loss and 40% will be treated as short-term capital gain or loss.

Keep in mind that distributions may be taxable to you at different rates depending on the length of time the Fund held the applicable investment and not on the length of time that you held your Fund shares.
When you do sell your Fund shares, a capital gain may be realized, except for certain tax-deferred accounts, such as IRA accounts.

Federal law requires a Fund to withhold taxes on distributions paid to shareholders who:

* fail to provide a social security number or taxpayer identification number;

* fail to certify that their social security number or taxpayer identification number is correct; or

* fail to certify that they are exempt from withholding.

DESCRIPTION OF THE INDEXES

S&P 500 INDEX. The S&P 500 Index consists of 500 stocks chosen by Standard & Poor's for market size
(generally the largest market value within their industry), liquidity (trading volume is analyzed to ensure ample liquidity and efficient share pricing), and industry group representation (representing important industry segments within the U.S.
economy.). It is a market value weighted index (stock price times number of shares outstanding), with each stock's weight in the Index proportionate to its market value.

MERRILL LYNCH 6-MONTH TREASURY BILL INDEX ("ML 6 Mo.
US T-Bill Index").  The Merrill Lynch 6-month US
Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. At the end of the month, that issue is sold and rolled into a newly selected issue. The issue selected at each month-end re-balancing is the outstanding Treasury Bill that matures closest to, but not beyond 6 months from the re-balancing date.
To qualify for selection, an issue must have settled on or before the re-balancing (month-end) date.
While the index will often hold the Treasury Bill issued at the most recent or prior 6-month auction, it is also possible for a seasoned 1-Year Bill to be selected.

SALOMON SMITH BARNEY MORTGAGE INDEX ("Salomon SB
Mortgage Index").  The Salomon US Broad Investment-
Grade (USBIG) Bond Index is designed to track the performance of bonds issued in the US investment-grade bond market. The USBIG Index includes institutionally traded US Treasury, government-sponsored (US agency and supranational), mortgage, asset-backed, and investment-grade securities and provides a reliable and fair benchmark for an investment-grade portfolio manager. The Salomon
Smith Barney Mortgage Index, a component of the USBIG
Index, comprises 30- and 15-year GNMA, FNMA, and
FHLMC securities and FNMA and FHLMC balloon mortgages. The principal payment component of the total-rate-of-return computation for the Mortgage
Index includes both scheduled principal amortization and unscheduled principal prepayment. The Mortgage
Index accounts for all mortgage payments (principal plus interest) at the end of each month to reflect the monthly cash flow characteristics inherent in the instruments.

FOR MORE INFORMATION

Additional information for the Funds, including the Statement of Additional Information and the Semi-
Annual and Annual Reports, are available to you without charge and may be requested as follows:

	By Telephone:	1-800-835-3879

	By Mail:		The Managers Funds
                        40 Richards Avenue
                        Norwalk, CT 06854

	On the Internet:	Electronic copies are
                        available on our website at
                        http://www.managersfunds.com

In the Funds' Annual Report you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during the last fiscal year. Current
Fund documents are on file with the Securities and Exchange Commission and are incorporated by reference
(legally part of this Prospectus). Text-only copies are also available on the EDGAR database of the SEC's website at http://www.sec.gov, and copies may be obtained upon payment of a duplication fee, by email request to publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, D.C.
20549-0102 (202-942-8090).  Information about the
Funds may also be reviewed and copied at the SEC's
Public Reference Room. Call (202) 942-8090 for information on the operation of the SEC's Public
Reference Room.

INVESTMENT COMPANY ACT REGISTRATION NUMBERS:

MANAGERS TRUST I, 811-6520
MANAGERS TRUST II, 811-6431

September 13, 1999

                    THE MANAGERS FUNDS

                     MANAGERS TRUST I
                     MANAGERS TRUST II

          MANAGERS SHORT DURATION GOVERNMENT FUND
      MANAGERS INTERMEDIATE DURATION GOVERNMENT FUND
           MANAGERS U.S. STOCK MARKET PLUS FUND

           ------------------------------------
            STATEMENT OF ADDITIONAL INFORMATION

                   DATED AUGUST 1, 2002
-----------------------------------------------------

  You can obtain a free copy of the Prospectus for any of these Funds by calling (800) 835-3879. The
Prospectus provides the basic information about investing in these Funds.

  This Statement of Additional Information is not a Prospectus. It contains additional information regarding the activities and operations of the Funds.
It should be read in conjunction with each Fund's
Prospectus.

  The Financial Statements of the Funds, including the Report of Independent Accountants, for the fiscal year ended March 31, 2002 are included in the Funds'
Annual Report and are available without charge by calling The Managers Funds LLC at (800) 835-3879.
They are incorporated by reference into this document.



                      TABLE OF CONTENTS
                      -----------------                               Page
                                                                      ----

GENERAL INFORMATION                                                    3

INVESTMENT OBJECTIVES AND POLICIES                                     3

HEDGING AND OTHER STRATEGIES USING DERIVATIVE CONTRACTS                7

INVESTMENT RESTRICTIONS                                               10

TRUSTEES AND OFFICERS                                                 14

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES                   17

MANAGEMENT OF THE FUNDS                                               18

FUND CHARGES AND EXPENSES                                             21

BROKERAGE ALLOCATION AND OTHER PRACTICES                              22

PURCHASE, REDEMPTION AND PRICING OF SHARES                            23

CERTAIN TAX MATTERS                                                   25

PERFORMANCE DATA                                                      29

ADDITIONAL INFORMATION FOR INSTITUTIONAL INVESTORS                    34

FINANCIAL STATEMENTS                                                  34

DESCRIPTION OF BOND RATINGS                                           35


                     GENERAL INFORMATION

  This Statement of Additional Information relates to
Managers Trust I ("Trust I"), a no-load, open-end, diversified management investment company offering redeemable shares of beneficial interest in Managers
U.S. Stock Market Plus Fund (the "U.S. Stock Market
Plus Fund") and Managers Trust II ("Trust II" and collectively the "Trusts"), a no-load, open-end, diversified management investment company offering redeemable shares of beneficial interest in two separate series, Managers Short Duration Government
Fund (the "Short Fund") and Managers Intermediate
Duration Government Fund (the "Intermediate Fund").
This Statement of Additional Information relates to
MANAGERS SHORT DURATION GOVERNMENT FUND, MANAGERS
INTERMEDIATE DURATION GOVERNMENT FUND AND MANAGERS
U.S. STOCK MARKET PLUS FUND (each a "Fund" and collectively the "Funds"). This Statement of Additional Information describes the financial history, management and operation of each Fund, as well as each Fund's investment objectives and policies. It should be read in conjunction with the Funds' current Prospectus. The executive office of the Trusts is located at 40 Richards Avenue, Norwalk,
CT 06854.

  The Managers Funds LLC, a subsidiary of Affiliated
Managers Group, Inc., serves as investment manager to the Funds and is responsible for the Funds' overall administration. It selects and recommends, subject to the approval of the Board of Trustees (the
"Trustees"), an independent asset manager (a
"Sub-Adviser") to manage each Fund's investment portfolio. The Managers Funds LLC (the "Investment
Manager") also monitors the performance, security holdings and investment strategies of the independent, external Sub-Adviser and researches any potential new Sub-Advisers for the Fund family.

Investments in the Funds are not:

  *  Deposits or obligations of any bank;
  *  Guaranteed or endorsed by any bank; or
  *  Federally insured by the Federal Deposit
     Insurance Corporation, the Federal Reserve Board or any other federal agency.

               INVESTMENT PRACTICES

  The following is additional information regarding the investment practices used by each Fund in an attempt to achieve its objective as stated in its current Prospectus. Terms used herein have the same meanings as in the Prospectus.

  REPURCHASE AGREEMENTS. Each Fund may invest in repurchase agreements. A repurchase agreement is a contract under which a Fund acquires a security for a relatively short period (usually not more than one week) subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund's cost plus interest). It is the present intention of the Funds to enter into repurchase agreements only with commercial banks and registered broker-dealers, and only with respect to obligations of the U.S.
Government or its agencies or instrumentalities.
Repurchase agreements may also be viewed as loans made by the Funds which are collateralized by the securities subject to repurchase. The Investment
Manager and the Sub-Adviser will monitor such transactions to determine that the value of the underlying securities is at least equal at all times to the total amount of the repurchase obligation, including the interest factor. If the seller defaults, a Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of the sale (including accrued interest) are less than the resale price provided in the agreement
(including interest). In addition, if the seller should be involved in bankruptcy or insolvency proceedings, a Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the Fund is treated as an unsecured creditor and required to return the underlying collateral to the seller's estate.

  FORWARD COMMITMENTS. Each Fund may enter into contracts to purchase securities for a fixed price at a future date beyond customary settlement time
("forward commitments," "when issued" and "delayed delivery" securities) if the Fund holds until the settlement date, in a segregated account, cash or liquid assets in an amount sufficient to meet the purchase price, or if the Fund enters into offsetting contracts for the forward sale of other securities it owns. Forward commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. Where such purchases are made through dealers, a Fund relies on the dealer to consummate the sale. The dealer's failure to do so may result in a loss to the Fund of an advantageous return or price. Although a Fund will generally enter into a forward commitment with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, a Fund may dispose of a commitment prior to settlement if the Investment
Manager and the Sub-Adviser deem it appropriate to do so. A Fund may realize short-term profits or losses upon the sale of forward commitments.

  SECURITIES LOANS. Each Fund may make secured loans of its securities amounting to not more than 33 1/3% of its total assets, thereby realizing additional income. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. As a matter of policy, securities loans are made to broker-dealers pursuant to agreements requiring that loans be continuously secured by collateral in cash or short-term debt obligations at least equal at all times to the value of the securities on loan. The borrower pays to the Fund an amount equal to any dividends or interest received on securities lent.

  The Fund retains all or a portion of the interest received on investment of the cash collateral, or receives a fee from the borrower. Although voting rights, or rights to consent, with respect to the loaned securities pass to the borrower, the Fund retains the right to call the loans at any time on reasonable notice, and it will do so in order that the securities may be voted by the Fund if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. The Fund may also call such loans in order to sell the securities involved.

  BORROWING. Each Fund may borrow from banks and enter into reverse repurchase agreements or dollar rolls up to 33 1/3% of the value of the Fund's total assets (computed at the time the loan is made) in order to take advantage of investment opportunities, for extraordinary or emergency purposes, or for the clearance of transactions. The Fund may pledge up to 33 1/3% of its total assets to secure these borrowings. If the Fund's asset coverage for borrowings falls below 300%, the Fund will take prompt action to reduce its borrowings even though it may be disadvantageous at that time from an investment point of view. A Fund will incur borrowing costs when it leverages, including payment of interest and any fee necessary to maintain a line of credit, and may be required to maintain a minimum average balance. If the income and appreciation on assets acquired with borrowed funds exceed their borrowing cost, the Fund's investment performance will increase, whereas if the income and appreciation on assets acquired with borrowed funds are less than their borrowing costs, investment performance will decrease. In addition, if a Fund borrows to invest in securities, any investment gains made on the securities in excess of the costs of the borrowing, and any gain or loss on hedging, will cause the net asset value of the shares to rise faster than would otherwise be the case. On the other hand, if the investment performance of the additional securities purchased fails to cover their cost (including any interest paid on the money borrowed) to the Fund, the net asset value of the Fund's shares will decrease faster than would otherwise be the case. This speculative characteristic is known as "leverage."

  REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLL
AGREEMENTS. Each Fund may enter into reverse repurchase agreements and dollar roll agreements with commercial banks and registered broker-dealers to seek to enhance returns. Reverse repurchase agreements involve sales by a Fund of portfolio assets concurrently with an agreement by the Fund to repurchase the same assets at a later date at a fixed price. During the reverse repurchase agreement period, a Fund continues to receive principal and interest payments on these securities and also has the opportunity to earn a return on the collateral furnished by the counterparty to secure its obligation to redeliver the securities. Dollar rolls are transactions in which a Fund sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the securities. The
Fund is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale. The Fund will establish a segregated account with its custodian in which it will maintain cash, U.S. Government securities or other liquid high grade debt obligations equal in value to its obligations in respect of reverse repurchase agreements and dollar rolls. Reverse repurchase agreements and dollar rolls involve the risk that the market value of the securities retained by the Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a reverse repurchase agreement or dollar roll files for bankruptcy or becomes insolvent, the Fund's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether or not to enforce the Fund's obligation to repurchase the securities. Reverse repurchase agreements and dollar rolls are considered borrowings by a Fund.

  SYNTHETIC DERIVATIVE SECURITIES. Each Fund may invest in synthetic derivative securities which are synthetic securities created out of other securities or derivatives. The most common of these is a collateralized mortgage obligation which is described more fully below. They also include custodial receipts which are collections of existing securities structured to emulate the cash flows of a third. For example, in one form of custodial receipt, a pool of specified securities, representing a particular market sector, will be sold into a trust. The trust will serve as a pass-through vehicle, packaging the securities and passing on the cash flows of the securities in the form of monthly distributions to the investors in the trust. The investors are thereby enabled an opportunity to capture a return similar to that of the market sector represented by the securities held in the trust. Some common forms of custodial receipts are S&P Depositary Receipts
(SPDRS), which track the return of the S&P 500 Index r, and QQQs that track the return of the Nasdaq 100 r
Index.

  COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOS"). A CMO is a security backed by a portfolio of mortgages or mortgage-backed securities held under an indenture.
The issuer's obligation to make interest and principal payments is secured by the underlying portfolio of mortgages or mortgage-backed securities.
CMOs are issued with a number of classes or series, which have different maturities representing interests in some or all of the interest or principal on the underlying collateral or a combination thereof. Payments of interest or principal on some classes or series of CMOs may be subject to contingencies, or some classes or series may bear some or all of the risk of default on the underlying mortgages. CMOs of different classes are generally retired in sequence as the underlying mortgage loans in the mortgage pools are repaid. In the event of sufficient early prepayments on such mortgages, the class or series of CMO first to mature generally will be retired prior to its stated maturity. Thus, the early retirement of a particular class or series of a CMO held by the Funds would have the same effect as the prepayment of mortgages underlying a mortgage-backed pass-through security. Another type of CMO is a real estate mortgage investment conduit ("REMIC") which qualifies for special tax treatment under the Internal Revenue Code of 1986, as amended, and invests in certain mortgages principally secured by interests in real property and other permitted investments.

  CMOs also include securities representing the interest in any excess cash flow and/or the value of any collateral remaining after the issuer has applied cash flow from the underlying mortgages or mortgage-backed securities to the payment of principal of and interest on all other CMOs and the administrative expenses of the issuer ("Residuals"). Residuals have value only to the extent that income from such underlying mortgages or mortgage-backed securities exceeds the amounts necessary to satisfy the issuer's debt obligations represented by all other outstanding classes or series of the CMOs. In addition, if a CMO bears interest at an adjustable-rate, the cash flows on the related Residual will also be extremely sensitive to the level of the index upon which the rate adjustments are based. As a non-fundamental policy (meaning it can be changed without the vote of the shareholders), the Short Fund and the Intermediate Fund will not invest in Residuals.

  In reliance on an interpretation by the Securities and Exchange Commission ("SEC"), the Funds' investments in certain qualifying CMOs and REMICs are not subject to the Investment Company Act of 1940's, as amended (the "1940 Act") limitations on acquiring interests in other investment companies. CMOs and REMICs issued by an agency or instrumentality of the U.S. Government are considered U.S. Government securities for the purposes of this Prospectus.

  STRIPPED SECURITIES ("STRIPS"). STRIPS are usually structured with two classes that receive different proportions of the interest and principal distributions from a pool of underlying assets. A common type of STRIP will have one class receiving all of the interest from the underlying assets
("interest-only" or IO" class), while the other class will receive all of the principal ("principal -only" or "PO" class). However, in some instances, one class will receive some of the interest and most of the principal while the other class will receive most of the interest and the remainder of the principal.
STRIPS are unusually volatile in response to changes in interest rates. The yield to maturity on an IO class of STRIPS is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the underlying assets. A rapid rate of principal prepayments may have a measurably adverse effect on a Fund's yield to maturity to the extent it invests in IOs.

Conversely, POs tend to increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. Thus, if the underlying assets experience greater than anticipated prepayments of principal, a Fund may fail to fully recover its initial investment in these securities, even if the STRIPS were rated of the highest credit quality by Standard & Poor's
Corporation ("S&P") or Moody's Investors Service,
Inc. ("Moody's"), respectively. These risks (and potential benefits) will be managed by investing in a variety of such securities and by using certain hedging techniques, as described in "DERIVATIVES
RISK" in the Prospectus. In addition, the secondary market for STRIPS may be less liquid than that for other mortgage-backed or asset-backed securities, potentially limiting a Fund's ability to buy or sell those securities at any particular time.

  The Funds expect that interest-only STRIPS will be purchased for their hedging characteristics. Because of their structure, interest-only STRIPS will most likely move differently than typical fixed-income securities in relation to changes in interest rates.
For example, with increases in interest rates, these securities will typically increase rather than decrease in value. As a result, since they move differently to changes in interest rates than the typical investments held by a Fund, interest-only
STRIPS can be used as hedging instruments to reduce the variance of a Fund's net asset value from its targeted option-adjusted duration. There can be no assurance that the use of interest-only STRIPS will be effective as a hedging technique, in which event, a Fund's overall performance may be less than if the Fund had not purchased the STRIPS. STRIPS will not constitute more than 5% of the Fund's net assets.

  The determination of whether certain IO and PO
STRIPS issued by the U.S. Government and backed by fixed-rate mortgages are liquid shall be made by the Trustees in accordance with applicable pronouncements of the Securities and Exchange Commission. At present all other IO and PO STRIPS are treated as illiquid securities for the purposes of the 15% limitation on illiquid securities as a percentage of a Fund's net assets.

  In addition to STRIPS issued by the U.S.
Government, its agencies or instrumentalities, the Funds may purchase STRIPS issued by private originators of, or investors in, mortgage loans, including depository institutions, mortgage banks, investment banks and special purpose subsidiaries of these entities. However, the Short Fund and the Intermediate Fund will purchase only STRIPS that are collateralized by mortgage-backed securities that are issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Under no circumstances will the Short Fund or the Intermediate Fund purchase
STRIPS if such purchase would cause STRIPS to exceed
5% of the assets of the Fund.

  ZERO COUPON SECURITIES. Each Fund may invest in
"zero coupon" securities, which are issued at a significant discount from face value and pay interest only at maturity rather than at intervals during the life of the security. Zero coupon securities tend to be more volatile than other securities with similar stated maturities, but which make regular payments of either principal or interest.

  A Fund is required to accrue and distribute income from zero coupon securities on a current basis, even though it does not receive the income currently.
Thus, a Fund may have to sell other investments to obtain cash needed to make income distributions, which may reduce a Fund's assets and may thereby increase its expense ratio and decrease its rate of return.

  CONVERTIBLE SECURITIES. The U.S. Stock Market Plus
Fund may invest in convertible securities.
Convertible securities may be converted at either a stated price or stated rate into underlying shares of common stock of the same issuer. Convertible securities have general characteristics similar to both fixed-income and equity securities. The market value of convertible securities declines as interest rates increase, and increases as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stocks and therefore will also react to variations in the general market for equity securities. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and consequently may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of convertible securities tend to rise as a reflection of the value of the underlying common stock. Issuers of convertible securities may default on their obligations.

    HEDGING AND OTHER STRATEGIES USING DERIVATIVE
                     CONTRACTS

  FUTURES CONTRACTS AND RELATED OPTIONS. As a purchaser of a futures contract, a Fund incurs an obligation to take delivery of a specified amount of the obligation underlying the futures contract at a specified time in the future for a specified price or, in "cash settlement" futures contracts, to pay to (or receive from) the seller in cash the difference between the original price in the futures contract and the market price of the instrument on the specified date, if the market price is lower (or higher, as the case may be). A futures contract sale creates an obligation by a Fund, as seller, to deliver the specified type of financial instrument called for in the contract at a specified future time for a specified price or, in "cash settlement" futures contracts, to pay to (or receive from) the buyer in cash the difference between the original price in the futures contract and the market price of the instrument on the specified date, if the market price is higher (or lower, as the case may be). The potential losses from investment in futures contracts is unlimited. Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract (a long position if the option is a call and short position if the option is a put).

Although most futures contracts call for actual delivery or acceptance of securities, the contracts usually are closed out before the settlement date without the making or taking of delivery. A futures contract sale is closed out by effecting a futures contract purchase for the same aggregate amount of the specific type of security and the same delivery date. If the sale price exceeds the offsetting purchase price, the seller would be paid the difference and would realize a gain. If the offsetting purchase price exceeds the sale price, the seller would pay the difference and would realize a loss. Similarly, a futures contract purchase is closed out by effecting a futures contract sale for the same aggregate amount of the specific type of security and the same delivery date. If the offsetting sale price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss. There is no assurance that a Fund will be able to enter into a closing transaction.

Initial margin in futures transactions is different from margin in securities transactions in that initial margin does not involve the borrowing of funds by a broker's client, but rather, a good faith deposit on the futures contract which will be returned to the Fund upon the proper termination of the futures contract. The margin deposits made are marked to market daily and the Funds may be required to make subsequent deposits into the segregated account, maintained at its Custodian for that purpose, of cash, U.S. Government securities or other liquid high-grade debt securities, called "variation margin," in the name of the broker, which are reflective of price fluctuations in the futures contract. Currently, interest rate futures contracts can be purchased on debt securities such as U.S.
Treasury Bills and Bonds, Eurodollar instruments,
U.S. Treasury Notes and GNMA Certificates.

Exchanges limit the amount by which the price of a futures contract may move on any day. If the price moves equal the daily limit on successive days, then it may prove impossible to liquidate a futures position until the daily limit moves have ceased. In the event of adverse price movements, the Funds would continue to be required to make daily cash payments of variation margin on open futures positions. In such situations, if the Funds have insufficient cash, it may be disadvantageous to do so. In addition, the Funds may be required to take or make delivery of the instruments underlying interest rate futures contracts it holds at a time when it is disadvantageous to do so. An inability to close out options and futures positions could also have an adverse impact on a Fund's ability to effectively hedge its portfolio.

In the event of the bankruptcy of a broker through which a Fund engages in transactions in futures or options, a Fund could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss of all or part of its margin deposits with the broker.

The variable degree of correlation between price movements of futures contracts and price movements in the position being hedged creates the possibility that losses on the hedge may be greater than gains in the value of a Fund's position. In addition, futures and futures option markets may not be liquid in all circumstances. As a result, in volatile markets, a Fund may not be able to close out a transaction without incurring losses substantially greater than the initial deposit. Although the contemplated use of these contracts should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in the value of such position. The ability of a Fund to hedge successfully will depend on the Sub-Adviser's ability to forecast pertinent market movements, which cannot be assured.

A Fund will not maintain open short positions in interest rate futures contracts if in the aggregate the value of the open positions (marked to market) exceeds the current market value of its fixed-income securities portfolio plus or minus the unrealized gain or loss on these open positions, adjusted for the expected volatility relationship between the portfolio and the futures contracts based on duration calculations. If this limitation should be exceeded at any time, a Fund will take prompt action to close out the appropriate number of open contracts to bring its open futures position into compliance with this limitation.

At times, a Fund may sell interest rate futures in a different dollar amount than the dollar amount of securities being hedged, depending on the relationship the Sub-Advisor expects to exist between the volatility of the prices of such securities and the volatility of the futures contracts. If the actual price movements of the securities and futures are inconsistent with the Sub-Adviser's expectations, the hedge may not be effective.

In accordance with regulations established by the Commodity Futures Trading Commission, each Fund's aggregate initial margin and premiums on all futures and options contract positions not held for bona fide hedging purposes, will not exceed 5% of a Fund's net assets, after taking into account unrealized profits and losses on such contracts.

Finally, the daily deposit requirements in futures contracts create a greater ongoing potential financial risk than do options transactions, where the exposure is limited to the cost of the initial premium. Losses due to hedging transactions may reduce net asset value. Income earned by a Fund from its hedging activities generally will be treated as capital gains.

SWAPS, CAPS, FLOORS AND COLLARS. Swap agreements can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their nature, swap agreements may increase or decrease exposure to interest rates, mortgage securities, or other factors such as stock or bond indices. The
Funds will enter into swaps only on a net basis, i.e., where the two payment streams are netted out, with a Fund receiving or paying, as the case may be, only the net amount of the two payments. Payments under a swap contract may be made at the conclusion of the contract or periodically during its term.

In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor. An interest rate collar combines the elements of purchasing a cap and selling a floor. The collar protects against an interest rate rise above the maximum amount, but gives up the benefits of an interest rate decline below the minimum amount.

There can be no assurance that a Fund will be able to enter into swaps, caps, floors or collars on favorable terms. Furthermore, there can be no assurance that the Funds will be able to terminate a swap or sell or offset caps, floors or collars notwithstanding any terms in the agreements providing for such termination.

The Funds will not treat swaps, caps, floors and collars as being subject to its borrowing restrictions. The net amount of the excess, if any, of a Fund's obligations over its entitlement with respect to each swap will be accrued on a daily basis, and an amount of cash or liquid securities having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by a custodian that satisfies the requirements of the 1940 Act.

If there is default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction. There is no assurance that swap, cap, floor or collar counterparties will be able to meet their obligations pursuant to their contracts, or that, in the event of default, a Fund will succeed in pursuing contractual remedies. The Fund thus assumes the risk that it may be delayed in or prevented from obtaining payments owed to it pursuant to swaps, caps, floors or collars.

The swap, cap, floor and collar market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized documentation. As a result, this market has become relatively liquid, although the Fund will still treat these instruments as illiquid investments subject to the limitation on such investments described under "Liquidity Risk" in the Prospectus.

The Short Fund and Intermediate Fund will not write any caps, floors and collars, and will not enter into any swap, cap, floor or collar transaction unless the unsecured commercial paper, unsecured senior debt or the claims paying ability of the other party is rated either AA or A- I or better by S&P or Aa or P- I or better by Moody's at the time of entering into such transaction.

The U.S. Stock Market Plus Fund will not enter into any swap, cap, collar or floor contract unless, at the time of entering into such transaction, the unsecured senior debt of the counter-party is rated at least A by Moody's or S&P.

OPTIONS. A put option gives the purchaser of the option the right to sell and the writer the obligation, if the purchaser exercises his right, to buy the underlying security at the exercise price during the option period. A call option gives the purchaser of the option the right to buy and the writer the obligation, if the purchaser exercises his right, to sell the underlying security at the exercise price during the option period. Listed options are issued by the Options Clearing
Corporation ("OCC") which guarantees the performance of the obligations of the parties to such options.

The purchaser of an option risks losing his entire investment in a short period of time. If an option is not sold while it has remaining value, or if during the life of an option the underlying interest does not appreciate, in the case of a call option, or depreciate, in the case of a put option, the purchaser of such option may lose his entire investment. On the other hand, given the same market conditions, if the potential purchaser of a call option purchases the underlying interest directly without purchasing a call option or if the potential purchaser of a put option decides not to purchase the put option, such a potential purchaser might have less of a loss. An option purchaser does not have the choice of "waiting out" an unexpected decrease or increase in the underlying instrument's price beyond the expiration date of the option. The more that an option is out-of-the-money and the shorter its remaining term to expiration, the greater the risk that a purchaser of the option will lose all or part of his investment. Further, except where the value of the remaining life of an option may be realized in the secondary market, for an option purchase to be profitable the market price of the underlying interest must exceed or, as applicable, be below the exercise price by more than the premium and transaction costs paid in connection with the purchase of the option and its sale or exercise.

A Fund's ability to close out its position as a purchaser of an exchange-listed option is dependent upon the existence of a liquid secondary market on option exchanges. Among the possible reasons for the absence of a liquid secondary market on an exchange are (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities; (iv) interruption of the normal operations on an exchange; (v) inadequacy of the facilities of an exchange or the OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options
(or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been listed by the OCC as a result of trades on that exchange would generally continue to be exercisable in accordance with their terms. OTC
Options are purchased from or sold to dealers or financial institutions which have entered into direct agreement with a Fund. With OTC Options, such variables as expiration date, exercise price and premium will be agreed upon between the Fund and the transacting dealer, without the intermediation of a third party such as the OCC. If the transacting dealer fails to make or take delivery of the securities underlying an option it has written, in accordance with the terms of that option as written, the Fund would lose the premium paid for the option as well as any anticipated benefit of the transaction. OTC Options and their underlying securities are generally treated as illiquid. The
Funds will engage in OTC Option transactions only with primary United States Government securities dealers recognized by the Federal Reserve Bank of New
York. The Investment Manager and the Sub-Adviser monitor the creditworthiness of dealers with whom a Fund enters into OTC options transactions under the general supervision of the Funds' Trustees.

The hours of trading for options on debt securities may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

              INVESTMENT RESTRICTIONS

INVESTMENT RESTRICTIONS OF MANAGERS SHORT DURATION
GOVERNMENT FUND AND MANAGERS INTERMEDIATE
DURATION GOVERNMENT FUND

The following restrictions (except as noted) have been adopted as fundamental policies for the Short
Fund and the Intermediate Fund, which means that they may not be changed without the approval of a majority of the outstanding shares of each of the Short Fund and the Intermediate Fund, as the case may be (as defined in the 1940 Act). The Short Fund and the Intermediate Fund may not (except that none of the following investment restrictions shall prevent such Funds from investing all of their assets (other than assets which are not "investment securities" as defined in the 1940 Act) in an open-end investment company with substantially the same investment objectives):

1. Issue senior securities, borrow money or pledge its assets, except that a Fund may borrow from banks or through reverse repurchase agreements or dollar rolls up to 33
      1/3% of the value of its respective total assets (calculated when the loan is made) for temporary, extraordinary or emergency purposes and to take advantage of investment opportunities, and may pledge up to 33 1/3% of the value of its total assets to secure such borrowings. For purposes of this restriction, the purchase or sale of securities on a "when issued" or "delayed delivery" basis, the purchase and sale of futures contracts, the entry into reverse repurchase agreements and dollar roll transactions, short sales, interest rate swaps, mortgage swaps, over-the-counter options, and collateral arrangements with respect thereto are not deemed to be a pledge of assets and none of such transactions or arrangements nor obligations of the Funds to Trustees pursuant to deferred compensation arrangements are deemed to be the issuance of a senior security.

2. Act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

3. Purchase any security (other than obligations of the U.S. Government, its agencies and instrumentalities) if as a result: (i) with respect to 75% of its total assets more than 5% of the Short

      Fund's or the Intermediate Fund's total assets
      (determined at the time of investment) would then be invested in securities of a single issuer, or (ii) 25% or more of a Fund's total assets (determined at the time of investment) would be invested in one or more issuers having their principal business activities in the same industry.

4. Purchase the securities of any issuer which would result in owning more than 10% of any class of the outstanding voting securities of such issuer.

5. Purchase any security, other than mortgage-backed securities, or obligations of the U.S.
      Government, its agencies or instrumentalities, if as a result a Fund would have invested more than 5% of its respective total assets in securities of issuers (including predecessors) having a record of less than three years of continuous operation; except for investments in regulated investment companies with the same objective.

6. Acquire, lease or hold real estate. (Does not preclude investments in securities collateralized by real estate or interests therein.)

7. Purchase or sell commodities or commodity contracts except for hedging purposes.

8. Invest in interests in oil, gas or other mineral exploration or development program.

9.    Invest in companies for the purpose of
      exercising control or management.

10.   Purchase securities of other investment
      companies, except to the extent permitted by the 1940 Act.

11. Make loans of money or property to any person, except through loans of portfolio securities to qualified institutions, the purchase of debt obligations in which a Fund may invest consistently with its investment objectives and policies and investment limitations or the investment in repurchase agreements with qualified institutions. A Fund will not lend portfolio securities if, as a result, the aggregate of such loans exceeds 33 1/3% of the value of a Fund's respective total assets (including such loans).

12. Purchase securities on margin (though a Fund may obtain such short-term credits as may be necessary for the clearance of transactions); provided that the deposit or payment by a Fund of initial or variation margin in connection with options or futures contracts is not considered the purchase of a security on margin.

13. Make short sales of securities or maintain a short position if, when added together, more than 25% of the value of a Fund's net assets would be (i) deposited as collateral for the obligation to replace securities borrowed to effect short sales, and (ii) allocated to segregated accounts in connection with short sales. Short sales "against-the box" are not subject to this limitation.

INVESTMENT RESTRICTIONS OF MANAGERS U.S. STOCK MARKET
PLUS FUND

As fundamental investment restrictions, which may not be changed without a vote of a majority of the outstanding voting securities, the U.S. Stock Market
Plus Fund may not and will not engage in the following activities. The 1940 Act provides that a "vote of a majority of the outstanding voting securities" of a Fund means the affirmative of the lesser of (1) more than 50% of the outstanding shares of the Fund, or (2) 67% or more of the shares present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.)

1. Issue senior securities, borrow money or pledge its assets, except that the Fund may borrow from banks or through reverse repurchase agreements or dollar rolls up to 33 1/3% of the value of its respective total assets (calculated when the loan is made) for temporary, extraordinary or emergency purposes and to take advantage of investment opportunities and may pledge up to 33 1/3% of the value of its total assets to secure such borrowings.
     For purposes of this restriction, the
     purchase or sale of securities on a
     "when-issued" or delayed delivery basis, the purchase and sale of futures contracts, the entry into forward contracts, reverse repurchase agreements and dollar roll transactions, short sales, interest rate caps, floors and swaps, mortgage swaps, and collateral, arrangements with respect thereto and such other practices as may be determined by counsel to the Fund (consistent with pronouncements of the SEC) are not deemed to be a pledge of assets and ,none of such transactions or arrangements nor obligations of the Fund to Trustees pursuant to deferred compensation arrangements are deemed to be the issuance of a senior security.

2. Act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

3. Acquire, sell, lease or hold real estate or real estate limited partnerships, except that it may invest in securities of companies which deal in real estate and in securities collateralized by real estate or interests therein and it may acquire, sell, lease or hold real estate in connection with protecting its rights as a creditor.

4. Purchase or sell commodities or commodity contracts, except that the Fund may purchase and sell financial futures contracts and options thereon. (For purposes of this restriction, "commodity contracts" do not include caps, floors, collars or swaps.)

5. Invest in interests in oil, gas, mineral leases or other mineral exploration or development program.

6.   Invest in companies for the purpose of
     exercising control or management.

7.   Purchase securities of other investment
     companies, except to the extent permitted by the 1940 Act.

8. Make loans of money or property to any person, except through loans of portfolio securities to qualified institutions, the purchase of debt obligations in which the Fund may invest consistently with its investment objectives and policies and investment limitations or the investment in repurchase agreements with qualified institutions. The Fund will not lend portfolio securities if, as a result, the aggregate of such loans exceeds 33 1/3% of the value of the Fund's total assets (including such loans).

9. Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions);
     provided that the deposit or payment by the Fund of initial or variation margin in connection with options or futures contracts is not considered the purchase of a security on margin.

10. Make short sales of securities or maintain a short position if, where added together, more than 25% of the value of the Fund's net assets would be (i) deposited as collateral for the obligation to replace securities borrowed to effect short sales, and (ii) allocated to segregated accounts in connection with short sales. Short sales "against the box" are not subject to this limitation.

11.  Purchase any security, other than
     mortgage-backed securities, obligations of the
     U.S. Government, its agencies or
     instrumentalities, collateralized mortgage obligations, and shares of other investment companies as permitted pursuant to exemptive relief granted by the SEC, if as a result the Fund would have invested more than 5% of its respective total assets in securities of issuers (including predecessors) having a record of less than three years of continuous operation.

12. Purchase any security (other than obligations of the U.S. Government, its agencies and instrumentalities and shares of other investment companies as permitted pursuant to exemptive relief granted by the SEC) if as a result 25% or more of the Fund's total assets
     (determined at the
     time of investment) would be invested in one or more issuers having their principal business activities in the same industry.

It is contrary to the Fund's present policy, which may be changed without shareholder approval, to:

(a)   sell over-the-counter options which it
      does not own; or
(b)   sell options on futures contracts which
      options it does not own; or
(c)   invest in residual interests in a REMIC
      or a CMO.

Whenever any fundamental investment policy or investment restriction states a maximum percentage of assets, it is intended that if the percentage limitation is met at the time the investment is made, a later change in percentage resulting from changing total or net asset values will not be considered a violation of such policy. However, in the event that the asset coverage for borrowings falls below 300%, the Fund will take prompt action to reduce borrowings as required by applicable laws.

LOWER-RATED DEBT SECURITIES

  U.S. Stock Market Plus Fund may invest in debt securities that are rated BB by S&P or Ba by Moody's
(or a similar rating by any nationally recognized statistical rating organization) or lower. Such securities are frequently referred to as "junk bonds." Junk bonds are more likely to react to market developments affecting market and credit risk than more highly rated debt securities.

  For the fiscal year ended March 31, 2002, the ratings of the debt obligations held by U.S. Stock
Market Plus Fund, expressed as a percentage of the Fund's total investments, were as follows:



Ratings                                 U.S. Stock Market Plus Fund

Government and AAA/Aaa                              40.4%
AA/Aa                                                2.4%
A/A                                                  8.1%
BBB/Baa                                              6.6%
BB/Ba                                                0.0%
Not Rated                                           42.5%


TEMPORARY DEFENSIVE POSITION

Each Fund may, at the sole discretion of its Sub-Adviser, invest up to 100% of its assets in cash for temporary defensive purposes. This strategy may be inconsistent with a Fund's principal investment strategies and may be used in an attempt to respond to adverse market, political or other conditions. During such a period, a Fund may not achieve its investment objective.

PORTFOLIO TURNOVER

The portfolio turnover rate is computed by dividing the dollar amount of the securities which are purchased or sold (whichever amount is smaller) by the average value of the securities owned during the year. Short-term investments such as commercial paper, short-term U.S. Government securities and variable rate securities (those securities with intervals of less than one-year) are not considered when computing the portfolio turnover rate.

For the last two fiscal years, the portfolio turnover rates for each of the Funds were as follows:


Fund                                    2002                  2001
----                                    ----                  ----
Short Fund                              683%                  866%
Intermediate Fund                     1,106%                  690%
U.S. Stock Market Plus Fund             598%	              624%


OTHER POLICIES

There are no restrictions or limitations on investments in obligations of the United States, or of corporations chartered by Congress as federal government instrumentalities. The underlying assets of a Fund may be retained in cash, including cash equivalents which are U.S. Treasury bills, short-term bank obligations such as certificates of deposit, bankers' acceptances and repurchase agreements.
However, it is intended that only so much of the underlying assets of a Fund be retained in cash as is deemed desirable or expedient under then-existing market conditions. As noted in the Prospectus, a Fund may invest up to 15% of its respective total net assets in illiquid securities.

                   TRUSTEES AND OFFICERS

TRUSTEES AND OFFICERS OF THE TRUSTS

The Trustees and Officers of Managers Trust I and
Managers Trust II (the "Trusts"), their business addresses, principal occupations for the past five years and dates of birth are listed below. The
Trustees provide broad supervision over the affairs of the Trusts and the Funds. The Trustees are experienced executives who meet periodically throughout the year to oversee the Funds' activities, review contractual arrangements with companies that provide services to the Funds, and review the Funds' performance. Unless otherwise noted, the address of each Trustee or Officer is the address of the Trusts:
40 Richards Avenue, Norwalk, Connecticut 06854.

  The Trustees of each Trust hold office without limit in time except that: (a) any Trustee may resign; (b) any Trustee of Managers Trust I may be removed with or without cause by action of the Trustees; (c) any Trustee of Managers Trust II may be removed for cause by the remaining Trustees; and (d) any Trustee of Managers Trust II may be removed by action of two-thirds of the outstanding shares of the Trust.

  The President, Treasurer and Secretary of each Trust are elected annually by the Trustees and hold office until that the next annual election of officers and until their respective successors are chosen and qualified.

INDEPENDENT TRUSTEES


                POSITION(S) HELD   PRINCIPAL      NUMBER OF          OTHER
                WITH FUND AND      OCCUPATIONS  FUNDS IN FUND     DIRECTORSHIPS
                LENGTH OF TIME     DURING PAST  COMPLEX OVERSEEN    HELD BY
NAME AND AGE        SERVED          5 YEARS         BY TRUSTEE   TRUSTEE/OFFICER
------------    ----------------   -----------  ---------------- ---------------
Jack W. Aber    Trustee            Professor of       21         Director of
DOB:  9/9/37    since 2000         Finance,                      Appleton
                                   Boston                        Growth Fund
                                   University
                                   School of
                                   Management
                                  (1972-Present)

--------------------------------------------------------------------------------
William E.      Trustee           President and       21         None

Chapman, II     since 2000        Owner, Longboat
DOB: 9/23/41                      Retirement
                                  Planning
                                  Solutions
                                  (1998-Present);
                                  Hewitt
                                  Associates,
                                  LLC (part time)
                                  (provider of
                                  Retirement and
                                  Investment
                                  Education
                                  Seminars);
                                  President,
                                  Retirement
                                  Plans Group,
                                  Kemper Funds
                                  (1990-1998)
--------------------------------------------------------------------------------
Edward J.       Trustee           Partner,            21         None
Kaier           since 2000        Hepburn
DOB: 9/23/45                      Willcox
                                  Hamilton &
                                  Putnam (1977-
                                  Present)
--------------------------------------------------------------------------------
Madeline H.     Trustee                               13         None
McWhinney       since 2000        Member,
DOB: 3/11/22                      Investment
                                  Committee, New
                                  Jersey Supreme
                                  Court (1990-
                                  Present);
                                  Member,
                                  Advisory Board
                                  on Professional
                                  Ethics, New
                                  Jersey Supreme
                                  Court (1983-
                                  1998);
                                  President,
                                  Dale, Elliott
                                  & Company, Inc.
                                  (Management
                                  Consultant)
                                  (1977-1994)
-------------------------------------------------------------------------------

                            15

Steven J.        Trustee          Executive Vice      13         None
Paggioli         since 2000       President,
DOB: 4/3/50                       Secretary and
Director,                         Investment
                                  Company
                                  Administration,
                                  LLC (1990-Present);
                                  Trustee,
                                  Professionally
                                  Managed
                                  Portfolios,
                                  (1991-Present);
                                  Consultant,
                                  formerly
                                  Executive Vice
                                  President and
                                  Director, The
                                  Wadsworth Group
                                  (1986-2001); Vice
                                  President,
                                  Secretary and
                                  Director, First
                                  Fund Distributors,
                                  Inc. (1991-2001)
--------------------------------------------------------------------------------
Eric Rakowski     Trustee         Professor,         21          None
DOB: 6/5/58       since 2000      University of
                                  California at
                                  Berkeley
                                  School of Law
                                  (1990-Present);
                                  Visiting Professor,
                                  Harvard Law
                                  School (1998-
                                  1999)
--------------------------------------------------------------------------------
Thomas R.          Trustee        Professor of       13          None
Schneeweis         since 2000     Finance,
DOB: 5/10/47                      University of
                                  Massachusetts
                                  (1985-Present);
                                  Managing
                                  Director,
                                  CISDM at the
                                  University of
                                  Massachusetts,
                                  (1994-Present);
                                  President and
                                  Chief Executive
                                  Officer,
                                  Schneeweis
                                  Partners, LLC
                                  (2001-Present)
--------------------------------------------------------------------------------

INTERESTED TRUSTEES 1



                POSITION(S) HELD   PRINCIPAL        NUMBER OF        OTHER
                WITH FUND AND      OCCUPATIONS   FUNDS IN FUND     DIRECTORSHIPS
                LENGTH OF TIME     DURING PAST   COMPLEX OVERSEEN    HELD BY
NAME AND AGE        SERVED          5 YEARS         BY TRUSTEE   TRUSTEE/OFFICER
------------    ----------------   -----------  ---------------- ---------------
Sean M. Healey    Trustee          President and        21            None
DOB: 5/9/61       since 2000       Chief Operating
                                   Officer,
                                   Affiliated
                                   Managers
                                   Group, Inc.
                                   (1999-Present);
                                   Director,
                                   Affiliated
                                   Managers Group,
                                   Inc. (2001-
                                   Present);
                                   Executive Vice
                                   President,
                                   Affiliated
                                   Managers Group,
                                   Inc. (1995-
                                   1999); Vice
                                   President,
                                   Goldman, Sachs &
                                   Company (1987-
                                   1995)
--------------------------------------------------------------------------------
Peter M.          Trustee          President and        21            None
Lebovitz          since 2002,      Chief Executive
DOB: 1/18/55      President        Officer, The
                  since 2000       Managers Funds
                                   LLC (1999-
                                   Present);
                                   President,
                                   Managers
                                   Distributors,
                                   Inc. (2000-
                                   Present);
                                   Director of
                                   Marketing, The
                                   Managers Funds,
                                   LP (1994-1999);
                                   Director of
                                   Marketing,
                                   Hyperion Capital
                                   Management, Inc.
                                   (1993-1994);
                                   Senior Vice
                                   President,
                                   Greenwich Asset
                                   Management, Inc.
                                   (1989-1993)
--------------------------------------------------------------------------------

OFFICERS



                               POSITION(S) HELD            PRINCIPAL
                                 WITH FUND AND            OCCUPATIONS
                                 LENGTH OF TIME           DURING PAST
NAME AND AGE                         SERVED                 5 YEARS
------------                    ----------------          -----------
Donald S. Rumery                   Treasurer           Director, Finance and
DOB: 5/29/58                       since 2000          Planning, The Managers
                                                       Funds LLC, (1994-
                                                       Present); Treasurer and
                                                       Chief Financial Officer,
                                                       Managers Distributors,
                                                       Inc. (2000-Present);
                                                       Treasurer, The Managers
                                                       Funds (10 portfolios);
                                                       Secretary and Treasurer
                                                       of Managers Trust I (2
                                                       portfolios) and Managers
                                                       Trust II (1 portfolio)
--------------------------------------------------------------------------------

----------------------
1   Mr. Healey is an interested person of the Trust
within the meaning of the 1940 Act by virtue of his positions with, and interest in securities of, Affiliated Managers Group, Inc. Mr. Lebovitz is an interested person of the Trust within the meaning of the 1940 Act by virtue of his positions with The
Managers Funds LLC and Managers Distributors, Inc.

TRUSTEE SHARE OWNERSHIP



                          Dollar Range of Equity       Aggregate Dollar Range
                          Securities in the Funds      of Equity Securities in
                          Beneficially Owned as of     All Registered Investment
                          December 31, 2001            Companies Overseen by
                                                       Trustee in Family of
                                                       Investment Companies*
                                                       Beneficially Owned as of
                                                       December 31, 2001
--------------------------------------------------------------------------------
Independent Trustees:

Jack W. Aber                      None                 $50,001 to $100,000
William E. Chapman, II            None                 Over $100,000
Edward J. Kaier             $10,001 to $50,000         Over $100,000
Madeline H. McWhinney             None                 $50,001 to $100,000
Steven J. Paggioli          $10,001 to $50,000         Over $100,000
Eric Rakowski                  $1 to $10,000           $1 to $10,000
Thomas R. Schneeweis              None                       None
--------------------------------------------------------------------------------
Interested Trustees:

Sean M. Healey                    None                 $50,001 to $100,000
Peter M. Lebovitz                 None                 Over $100,000


* The Family of Investment Companies consists of The
Managers Funds, Managers AMG Funds, Managers Trust I, and Managers Trust II.

AUDIT COMMITTEE

  The Board of Trustees has an Audit Committee consisting of the independent Trustees. Under the terms of its charter, the Committee (a) acts for the Trustees in overseeing the Trust's financial reporting and auditing processes, (b) reviews and assesses the performance of the Trust's independent public accountants, (c) makes recommendations to the full board annually as to the appointment of independent public accountants, (d) meets periodically with the independent accountants to review the annual audits and the services provided by the independent public accountants and
(e) reviews and reports to the full Board with respect to any material accounting, tax, valuation or record keeping issues that may affect the Trust, its financial statements or the amount of any dividend or distribution right, among other matters. The
Audit Committee met twice during the most recent fiscal year.

TRUSTEES' COMPENSATION

  For their services as Trustees of the Trusts and other mutual funds within The Managers Funds LLC complex for the fiscal year ended March 31, 2002, the Trustees were compensated as follows:

COMPENSATION TABLE:



                                                              Total Compensation
                                                              from the Aggregate
                     Aggregate      Aggregate Compensation     Funds and the
Name of            Compensation	     From Other Funds           Fund Complex
Trustee	          from the Trusts(a)   in Complex (a)	      Paid to
Trustees (b)
-------        -------------------   ---------------------    ------------------
-
Jack W. Aber           $2,000            $27,000                  $29,000
William E. Chapman, II $2,000            $26,500                  $28,500
Scan M. Healey          None              None                      None
Edward J. Kaier        $2,000            $27,000                  $29,000
Peter M. Lebovitz      None              None                      None
Madeline H. McWhinney  $2,000            $26,500                  $28,500
Steven J. Paggioli     $2,000            $22,500                  $24,500
Eric Rakowski          $2,000            $22,500                  $24,500
Thomas R. Schneeweis   $2,000            $22,500                  $24,500


---------------------------
(a) Compensation is calculated for the 12 months ended March 31, 2002. The Trusts do not provide any pension or retirement benefits for the Trustees.

(b) Total compensation includes compensation paid during the 12-month period ended March 31, 2002 for services as Trustees of The Managers Funds, Managers
AMG Funds, Managers Trust I and/or Managers Trust II.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES
CONTROL PERSONS

As of July 26, 2002, Charles Schwab & Co., Inc.
"controlled" (within the meaning of the 1940 Act) the Short Fund, the Intermediate Fund and the U.S.
Stock Market Plus Fund. An entity which controls a
Fund could have effective voting control over a Fund.

Listed below is information regarding holders of 5% or more of the shares of the Funds as of July 26, 2002, including their names, address and ownership percentages. Certain of these shareholders are omnibus processing organizations. The Funds are not aware of any beneficial holders of 5% or more of any Fund's shares as of July 26, 2002.




        SHORT FUND

Charles Schwab & Co. Inc.                                  31%
101 Montgomery Street, San Francisco, CA 94104

Harris Regional Hospital 	                           17%
68 Hospital Road, Sylva NC 28779

Pacific Mutual Door Company, 	                            5%
1525 W. 31st Street, Kansas City, MO 64108

        INTERMEDIATE FUND

Charles Schwab & Co. Inc.                                  43%
101 Montgomery Street, San Francisco, CA 94104


                          19

U.S. STOCK MARKET PLUS FUND

Charles Schwab & Co. Inc.                                  40%
101 Montgomery Street, San Francisco, CA
94104-4122


MANAGEMENT OWNERSHIP

As of July 26, 2002, all management personnel (i.e.,
Trustees and Officers) as a group owned beneficially less than 1% of the outstanding shares of any of the Funds.

             MANAGEMENT OF THE FUNDS

INVESTMENT MANAGER AND SUB-ADVISER

The Trustees provide broad supervision of the operations and affairs of the Trusts and the Funds.
The Managers Funds LLC serves as investment manager to the Funds pursuant to separate investment management agreements (collectively, the "Management
Agreements"). Managers Distributors, Inc. (the
"Distributor"), a wholly-owned subsidiary of The
Managers Funds LLC, serves as the distributor of the Funds. The Managers Funds LLC is a subsidiary of
Affiliated Managers Group, Inc. ("AMG"), and AMG serves as the Managing Member of The Managers Funds
LLC. AMG is located at 600 Hale Street, Prides
Crossing, Massachusetts 01965.

The Investment Manager has retained the services of a Sub-Adviser by entering into an advisory agreement with the Sub-Adviser known as a "Sub-Advisory
Agreement." The Sub-Advisor is Smith Breeden
Associates, Inc. ("SBA" or "Smith Breeden"). Smith
Breeden is a money management and consulting firm involved in (1) money management for separate accounts such as pensions and endowments, (2) financial institution consulting and investment advice, and (3) equity investments. The firm specializes in high credit quality fixed-income investments, interest rate risk management, and the application of option pricing to banking and investments. As of June 30, 2002, Smith Breeden advised, or managed on a discretionary basis, assets totaling over $20 billion. Of the $20 billion, more than $9 billion is managed on a discretionary basis for a wide range of public and private sector institutional clients. Smith Breeden has managed the assets in the Funds since their inception in 1992 as either investment manager or sub-adviser.

Smith Breeden has discretion, subject to oversight by the Trustees and the Investment Manager, to purchase and sell portfolio assets, consistent with a Fund's investment objectives, policies and restrictions.
Generally, the services which a Sub-Adviser provides to a Fund are limited to asset management and related recordkeeping services. The Sub-Adviser may also serve as a discretionary or non-discretionary investment advisor to management or advisory accounts which are unrelated in any manner to the Investment
Manager or its affiliates.

A Sub-Adviser or its affiliated broker-dealer may execute portfolio transactions for a Fund and receive brokerage commissions, or markups, in connection with the transaction as permitted by Sections 17(a) and 17(e) of the 1940 Act, and the terms of any exemptive order issued by the SEC. Smith Breeden does not have any affiliated broker dealers and does not expect to receive any brokerage commissions, or mark-ups, in connection with any transaction.

COMPENSATION OF THE INVESTMENT MANAGER AND SMITH
BREEDEN

As compensation for the investment management services rendered and related expenses under the Management Agreements, each Fund has agreed to pay the Investment Manager an investment management fee, which is computed daily as a percentage of the value of the net assets of the Fund and may be paid monthly.

As compensation for the investment management services rendered and related expenses under the respective Sub-Advisory Agreement, the Investment
Manager has agreed to pay Smith Breeden a fee (net of all mutually agreed upon fee waivers and reimbursements required by applicable law) for managing the portfolio, which is also computed daily and paid monthly based on the average daily net assets that Smith Breeden manages. The fee paid to Smith Breeden is paid out of the fee the Investment
Manager receives from each Fund and does not increase the expenses of the Fund.

The fee rate may change if assets of a Fund falls below certain levels. In addition, SBA agrees that if the Investment Manager has waived all or a portion of a Fund's advisory fee, or if the Investment Manager has agreed to pay or reimburse the expenses of a Fund above a certain level, SBA will, upon request by the Investment Manager, waive a pro-rata share of the sub-advisory fee payable to SBA or reimburse the Fund for a pro-rata share of such expenses, so that the amount of expenses waived or borne by SBA will bear the same ratio to the total amount of the sub-advisory fees with respect to such Fund as the amount waived or borne by the Investment Manager.

Pursuant to an Agreement between the Investment
Manager and SBA dated May 22, 2000, the Investment
Manager may also pay SBA up to $6,156,000 at certain points through July 31, 2005 if assets grow to certain target levels.

For the fiscal year ended March 31, 2002, the Investment Manager was paid $177,151, $174,401 and
$606,580 by the Short Fund, the Intermediate Fund and the U.S. Stock Market Plus Fund, respectively, under the Management Agreements.

For the fiscal year ended March 31, 2002, Smith Breeden was paid $12,654, $12,457 and $96,285 by theShort Fund, the Intermediate Fund and the U.S. Stock Market Plus
Fund, respectively, under the Management Agreements.
For the period from August 1, 2000 to March 31, 2001,
Smith Breeden was paid $9,462, $8,906 and $49,947 by the Investment Manager, under the respective Sub-
Advisory Agreements for the Short Fund, the
Intermediate Fund and the U.S. Stock Market Plus Fund respectively.

MANAGEMENT AND SUB-ADVISORY AGREEMENTS

The Management Agreements provide that, subject to the general supervision of the Trustees, the Investment Manager will provide a continuous investment program for the Funds and determine the composition of the assets of the Funds, including the determination of the purchase, retention, or sale of securities, cash, and other investments for the Funds. During the term of the Management Agreements, the Investment Manager will pay all expenses incurred by it in connection with its activities under the Management Agreements, including fees payable to Sub-Advisors, salaries and expenses of the Trustees and Officers of the Funds who are employees of the Investment Manager or its affiliates, and office rent of the Funds; but each Fund will be responsible for all other expenses of its operation, including among others brokerage commissions, interest, legal fees and expenses of attorneys, and fees of auditors, transfer agents, dividend disbursement agents, custodians, and shareholder servicing agents. The Investment
Manager will provide such services in accordance with the Funds' investment objectives, investment policies, and investment restrictions. The provision of investment advisory services by the Investment
Manager to the Funds will not be exclusive under the terms of the Management Agreements, and the Investment Manager will be free to, and will, render investment advisory services to others.

The Management Agreements provide that they will, unless sooner terminated as described below, continue in effect for a period of two years from their effective date and will continue from year to year thereafter with respect to each Fund, so long as such continuance is approved at least annually (i) by the vote of a majority of the Board of Trustees of the relevant Trust or (ii) by the vote of a majority of the outstanding voting securities of the relevant
Fund (as defined in the 1940 Act), and provided that in either event they are also approved by the vote of a majority of the Independent Trustees of the relevant Trust. Each Management Agreement provides that it may be amended only in accordance with the 1940 Act and that it terminates automatically in the event of its assignment (as defined in the 1940 Act).

The Management Agreements may be terminated at any time, without the payment of any penalty, (i) by the relevant Trust by vote of a majority of its Board of Trustees, (ii) by vote of a majority of the outstanding voting securities of the relevant Trust, or (iii) with respect to any Fund, by vote of a majority of the outstanding securities of such Fund, upon 60 days written notice to the Investment
Manager. The Management Agreements may be terminated by the Investment Manager upon 60 days written notice to the Trust.

The Management Agreements provide that, except as may otherwise be required by the 1940 Act or the rules thereunder, the Investment Manager shall not be subject to any liability for any act or omission connected with services rendered under the Management
Agreements or for any losses that may be sustained in the purchase, holding, or sale of any security, except by reason of the Investment Manager's willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of the Investment Manager's reckless disregard of its obligations and duties under the Management Agreements.

The Sub-Advisory Agreements provide that, subject to the general supervision of the Board of the relevant
Trust and the Investment Manager, SBA shall manage the composition of each Fund, including the determination of the purchase, retention, or sale of securities, cash, and other investments for the Funds. Under the Sub-Advisory Agreements, SBA is required to provide such services in accordance with each Fund's investment objectives, investment policies, and investment restrictions as stated in the relevant registration statement filed with the SEC, as supplemented and amended from time to time.
The provision of investment advisory services by SBA to the Funds will not be exclusive under the terms of the Sub-Advisory Agreements, and SBA will be free to, and will, render investment advisory services to others.

The Sub-Advisory Agreements provide that they will, unless sooner terminated as described below, continue in effect for a period of two years from their effective date and will continue thereafter with respect to each Fund, so long as such continuance is approved at least annually (i) by the vote of a majority of the Board of the relevant Trust or (ii) by the vote of a majority of the outstanding voting securities of the relevant Fund (as defined in the 1940 Act). The Sub-Advisory Agreements provide that they may be amended only in accordance with the 1940
Act and that they terminate automatically in the event of their assignment (as defined in the 1940
Act).

The Sub-Advisory Agreements may be terminated: (i) by the Investment Manager at any time, without payment of a penalty, upon notice to SBA and the relevant
Trust, (ii) at any time, without payment of a penalty, by the relevant Trust or a majority of the outstanding voting securities of the Fund, or (iii) by SBA at any time, without payment of a penalty, upon 30 days notice to the Investment Manager and the relevant Trust.

The Sub-Advisory Agreements provide that SBA shall not be subject to any liability for any act or omission, error of judgment, or mistake of law or for any loss suffered by the Investment Manager or the relevant Trust in connection with the Sub-Advisory
Agreements, except by reason of SBA's willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of SBA's reckless disregard of its obligations and duties under the Sub-Advisory Agreements.

APPROVAL OF INVESTMENT MANAGEMENT AND SUB-ADVISORY
AGREEMENT

The Board of Trustees of each Trust, including a majority of the Trustees that are not "interested persons" of the Trust, have approved the respective management agreement with the Investment Manager and the respective sub-advisory agreement between the Investment Manager and the Sub-Adviser relating to the Funds. In considering the agreements, the Trustees reviewed a variety of materials relating to each Fund, the Investment Manager and the Sub-
Adviser, including information about the fee expenses and performance of each Fund relative to other similar mutual funds. The Trustees reviewed information provided by the Sub-Adviser relating to its operations, personnel, investment philosophy and investment strategies and techniques, as well as the performance of the Sub-Adviser in managing each Fund.
The Trustees also reviewed the compliance capabilities of the Investment Manager and the Sub-
Adviser, including their personal trading policies and procedures.

In approving each sub-advisory agreement, the Trustees considered, among other things: (i) the nature and quality of services rendered by the Sub-
Adviser; (ii) the short-term and long-term performance of the Sub-Adviser relative to other managers that employ similar investment strategies;
(iii) the consistency of the Sub-Adviser's investment approach in managing assets of the Fund.

With respect to the Investment Manager, the Trustees considered the manner in which the Investment Manager monitors the investment performance and consistency of investment approach of the Sub-Adviser. The
Trustees also considered the financial condition and profitability of the Investment Manager in providing a variety of services to the Funds and the undertakings provided by the Investment Manager to maintain expense limitations for the Funds. After considering these and other factors, the Trustees concluded that approval of the management and sub-advisory agreements would be in the best interests of each Fund and its shareholders.

FEE WAIVERS AND EXPENSE LIMITATIONS

From time to time, the Investment Manager may agree to waive all or a portion of the fee it would otherwise be entitled to receive from a Fund and/or reimburse certain Fund expenses above a specified maximum amount. The

Investment Manager may waive all or a portion of its fee and/or reimburse Fund expenses for a number of reasons, such as passing on to the Fund and its shareholders the benefit of reduced portfolio management fees resulting from a waiver by a Sub-
Adviser of all or a portion of the fees it would otherwise be entitled to receive from the Investment
Manager with respect to a Fund. The Investment
Manager may also waive all or a portion of its fees from a Fund and/or reimburse Fund expenses for other reasons, such as attempting to make a Fund's performance more competitive as compared to similar funds. The effect of the fee waivers and expense reimbursements in effect at the date of this Statement of Additional Information on Fund expenses is reflected under the heading "Fees and Expenses" located in the front of the Funds' Prospectus.
Voluntary fee waivers/expense limitations by the Investment Manager or by any Sub-Adviser may be terminated or reduced in amount at any time and solely in the discretion of the Investment Manager or Sub-Adviser concerned. Contractual fee waivers/expense limitations can only be terminated at the end of a term, which usually coincides with the end of a fiscal year.

CAPITAL STRUCTURE

Managers Trust I and Managers Trust II are both
Massachusetts business trusts. Trust I was organized under an Agreement and Declaration of Trust dated
December 18, 1991 (under the name Smith Breeden
Trust). Trust II was organized under an Agreement and Declaration of Trust dated October 3, 1991 (under the name Smith Breeden Series Fund). Copies of both
Agreements, which are governed by Massachusetts law, are on file with the Secretary of the Commonwealth of Massachusetts.

The Trustees have the authority to issue shares in an unlimited number of series of either Trust. Each such Fund's shares may be further divided into classes.
The assets and liabilities of each Fund will be separate and distinct. All shares when issued are fully paid, non-assessable and redeemable, and have equal voting, dividend and liquidation rights.

Shareholders of the Funds of each Trust will vote together in electing the Trust's trustees and in certain other matters. Shareholders should be aware that the outcome of the election of trustees and of certain other matters for their trust could be controlled by the shareholders of another fund. The shares have non-cumulative voting rights, which means that holders of more than 50% of the shares voting for the election of the trustees can elect 100% of the trustees if they choose to do so.

Neither Trust is required to hold annual meetings of its shareholders. However, shareholders of each Trust have the right to call a meeting to take certain actions as provided in the Declaration of Trust. Upon written request by the holders of at least 1% of the outstanding shares stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider such actions, the Trust has undertaken to provide a list of shareholders or to disseminate appropriate materials (at the expense of the requesting shareholders).

Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the Trust.
This is not the case for a Massachusetts business corporation. However, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both
(i) any liability was greater than the Fund's insurance coverage and (ii) the Fund itself was unable to meet its obligations.

           FUND CHARGES AND EXPENSES

MANAGEMENT FEES. Each Fund pays a monthly fee to the Investment Manager based on the average net assets of the Fund, as determined at the close of each business day during the month. The fee is computed at an annual rate of 0.70%. Advisory fees for the past three fiscal years are as follows. These advisory fees (with the exception of those fees paid after August 1, 2000) were paid directly to Smith Breeden, which served as investment manager until July 31, 2000. On August 1, 2000, The Managers Funds LLC received such fees as the Investment Manager.


                  Advisory Fee Paid
                  by the U.S. Stock  Advisory Fee Paid  Advisory Fee Paid by
Fiscal Year Ended Market Plus Fund   by the Short Fund  the Intermediate Fund
----------------- ----------------   -----------------  ---------------------
March 31, 2002     $   606,580           $ 177,151            $ 174,401
March 31, 2001     $ 1,129,936           $ 212,444            $ 191,884
March 31, 2000     $ 1,465,858           $ 374,112            $ 340,173


The following chart details the reimbursements to the Funds for each of the last three fiscal years, under voluntary expense limitation provisions. These reimbursements (with the exception of those reimbursement fees paid after August 1, 2000) were made by Smith Breeden, which served as investment manager until July 31, 2000. On August 1, 2000, The
Managers Funds LLC received such fees as the Investment Manager.

		         Amounts
                  Reimbursed to the        Amounts           Amounts
                  U.S. Stock Market    Reimbursed to the  Reimbursed to the
Fiscal Year Ended       Plus Fund        Short Fund      Intermediate Fund
----------------- -----------------  -----------------  ------------------
March 31, 2002        $   147,530        $    81,501       $   44,457
March 31, 2001        $   155,945        $   108,013       $   49,366
March 31, 2000        $   269,913        $   155,667       $   88,225


CODE OF ETHICS

The Trustees have adopted a Code of Ethics under Rule
17j-1 of the 1940 Act on behalf of the Trust.  The
Code of Ethics of the Trust incorporates the joint code of ethics of the Investment Manager and the Distributor (applicable to "access persons" of the Trust that are also employees of the Investment
Manager and/or the Distributor). In combination, these codes of ethics generally require access persons to preclear any personal securities investment (with limited exceptions such as government securities). The preclearance requirement and associated procedures are designed to identify any substantive prohibition or limitation applicable to the proposed investment. The restrictions also include a ban on trading securities based on information about the trading within a Fund.
The Sub-Advisor has also adopted a Code of Ethics regarding personal investing by its personnel pursuant to Rule 17j-1 under the Investment Company
Act.

ADMINISTRATIVE SERVICES AND DISTRIBUTION AGREEMENTS

Under an Administration and Shareholder Servicing
Agreement between the Trusts and the Investment
Manager, the Investment Manager also serves as administrator (the "Administrator") of the Trusts.
Under the terms of this agreement, the Administrator will provide various administrative services to the Trusts, including shareholder servicing and other
Fund support. This agreement was effective as of August 1, 2000. Prior to that time, the Trusts did not have a comparable agreement in place.

Under a Distribution Agreement between the Trusts and Managers Distributors, Inc. (the "Distributor"), the
Distributor serves as distributor in connection with the offering of Fund shares on a no-load basis. The
Distributor bears certain expenses associated with the distribution and sale of shares of the Fund. The
Distributor acts as agent in arranging for the sale of a Fund's shares without sales commission or other compensation and bears all advertising and promotional expenses incurred in the sale of such shares.

The Distribution Agreement between the Trusts and the Distributor may be terminated by either party under certain specified circumstances and will automatically terminate on assignment in the same manner as the Management Agreements. The Distribution
Agreement may be continued annually so long as such continuation is specifically approved at least annually by either the Trustees of the Trusts or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Trusts cast in person at a meeting called for the purpose of voting on such approval.

CUSTODIAN

The Bank of New York (the "Custodian"), 100 Church
Street, New York, New York, is the Custodian for the
Funds. It is responsible for holding all cash assets and all portfolio securities of the Funds, releasing and delivering such securities as directed by the Funds, maintaining bank accounts in the names of the Funds, receiving for deposit into such accounts payments for shares of the Funds, collecting income and other payments due the Funds with respect to portfolio securities and paying out monies of the Funds.

The Custodian is authorized to deposit securities in securities depositories or to use the services of sub-custodians, including foreign sub-custodians, to the extent permitted by and subject to the regulations of the SEC.

TRANSFER AGENT

Boston Financial Data Services, Inc., a subsidiary of
State Street Bank and Trust Company, P.O. Box 8517,
Boston, Massachusetts 02266-8517, is the transfer agent (the "Transfer Agent") for the Funds. PFPC
Brokerage Services, P.O. Box 61487, King of Prussia,
Pennsylvania 19406-0897, may serve as sub-transfer agent for the Funds in certain circumstances.

INDEPENDENT PUBLIC ACCOUNTANTS

PricewaterhouseCoopers LLP, 160 Federal Street,
Boston, Massachusetts 02110 is the independent public accountant for the Funds. PricewaterhouseCoopers LLP conducts an annual audit of the financial statements of the Funds, assists in the preparation and/or review of each Fund's federal and state income tax returns and consults with the Funds as to matters of accounting and federal and state income taxation.

    BROKERAGE ALLOCATION AND OTHER PRACTICES

Transactions on U.S. stock exchanges, commodities markets and futures markets and other agency transactions involve the payment by the Fund of negotiated brokerage commissions. Such commissions vary among different brokers. In addition, a particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the price paid by a Fund usually includes an undisclosed dealer commission or markup. In underwritten offerings, the price paid by a Fund includes a disclosed, fixed commission or discount retained by the underwriter or dealer.

The Sub-Advisory Agreements provide that Smith
Breeden place all orders for the purchase and sale of securities which are held in each Fund's portfolio.
In executing portfolio transactions and selecting brokers or dealers, it is the policy and principal objective of Smith Breeden to seek best price and execution. It is expected that securities will ordinarily be purchased in the primary markets. Smith
Breeden shall consider all factors that it deems relevant when assessing best price and execution for a Fund, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any (for the specific transaction and on a continuing basis).

In addition, when selecting brokers to execute transactions and in evaluating the best available net price and execution, Smith Breeden is authorized by the Trustees to consider the "brokerage and research services" (as those terms are defined in Section
28(e) of the Securities Exchange Act of 1934, as amended), provided by the broker. Smith Breeden is also authorized to cause a Fund to pay a commission to a broker who provides such brokerage and research services for executing a portfolio transaction which is in excess of the amount of commission another broker would have charged for effecting that transaction. Smith Breeden must determine in good faith, however, that such commission was reasonable in relation to the value of the brokerage and research services provided viewed in terms of that particular transaction or in terms of all the accounts over which Smith Breeden exercises investment discretion. Brokerage and research services received from such brokers will be in addition to, and not in lieu of, the services required to be performed by Smith Breeden. The fees of Smith Breeden are not reduced by reason of their receipt, if any, of such brokerage and research services. The Investment Manager may direct Smith
Breeden to employ certain specific brokers who have agreed to pay certain Fund expenses. Thus use of such brokers is subject to best price and execution, and there is no specific amount of brokerage that is required to be placed through such brokers.

The Trustees will periodically review the total amount of commissions paid by the Funds to determine if the commissions paid over representative periods of time were reasonable in relation to commissions being charged by other brokers and the benefits to the Funds of using particular brokers or dealers.

The Trusts may enter into arrangements with various brokers pursuant to which a portion of the commissions paid by a Fund may be directed by that Fund to pay expenses of that Fund. Consistent with its policy and principal investment objective of seeking best price and execution, the Sub-Adviser may consider these brokerage recapture arrangements in selecting brokers to execute transactions for each Fund.

Currently, Smith Breeden conducts extensive proprietary research, and is not dependent on any broker for such research and analysis and, thus is able to transact business with brokers regardless of the brokers' research capabilities or provision of such research to brokerage customers. Smith Breeden uses multiple electronic quotation services for trading and pricing purposes. Smith Breeden pays for these services directly out of its sub advisory fees.

The following table details the approximate brokerage commissions paid by the Funds for the last three fiscal years:

                    U.S. Stock Market                  Intermediate
Fiscal Year Ended   Plus Fund          Short Fund      Fund
-----------------   ----------------   -----------     ------------
March 31, 2002        $   43,936        $  8,871          $ 3,424
March 31, 2001        $   85,920        $ 14,914          $ 4,245
March 31, 2000        $  137,216        $ 23,765          $ 8,663


            PURCHASE, REDEMPTION AND PRICING OF SHARES

PURCHASING SHARES

Investors may open accounts with the Funds through their financial planners or investment professionals, or by the Trusts in circumstances as described in the current Prospectus. Shares may also be purchased through bank trust departments on behalf of their clients and tax-exempt employee welfare, pension and profit-sharing plans. The Trusts reserve the right to determine which customers and which purchase orders the Trusts will accept.

Certain investors may purchase or sell Fund shares through broker-dealers or through other processing organizations that may impose transaction fees or other charges in connection with this service. Shares purchased in this way may be treated as a single account for purposes of the minimum initial investment. The Funds may from time to time make payments to such broker-dealers or processing organizations for certain recordkeeping services.
Investors who do not wish to receive the services of a broker-dealer or processing organization may consider investing directly with the Trusts. Shares held through a broker-dealer or processing organization may be transferred into the investor's name by contacting the broker-dealer or processing organization or the Transfer Agent. Certain processing organizations and others may receive compensation from the Trusts' Investment Manager out of its legitimate profits in exchange for selling shares or for recordkeeping or other shareholder related services.

Purchase orders received by the Trusts before the close of business of the New York Stock Exchange
(usually 4:00 p.m. New York Time), c/o Boston
Financial Data Services, Inc. at the address listed in the current Prospectus on any Business Day will receive the net asset value computed that day. Orders received after that time from certain processing organizations, which have entered into special arrangements with the Investment Manager, will also receive that day's offering price. The broker-dealer, omnibus processor or investment professional is responsible for promptly transmitting orders to the Trusts. Orders transmitted to the Trusts at the address indicated in the current Prospectus will be promptly forwarded to the Transfer Agent.

Federal Funds or Bank Wires used to pay for purchase orders must be in U.S. dollars and received in advance, except for certain processing organizations which have entered into special arrangements with the Trusts. Purchases made by check are effected when the check is received, but are accepted subject to collection at full face value in U.S. funds and must be drawn in U.S. dollars on a U.S. bank.

To ensure that checks are collected by the Trusts, if shares purchased by check are sold before the check has cleared, the redemption proceeds will not be processed until the check has cleared. This may take up to 15 days unless arrangements are made with the Investment Manager. However, during this 15-day period, such shareholder may exchange such shares into any series of the Trusts. The 15-day holding period for redemptions would still apply to shares received through such exchanges.

If the check accompanying any purchase order does not clear, or if there are insufficient funds in your bank account, the transaction will be canceled and you will be responsible for any loss Trusts incur. For current shareholders, the Trusts can redeem shares from any identically registered account in the Trusts as reimbursement for any loss incurred. The Trusts have the right to prohibit or restrict all future purchases in the Trusts in the event of any nonpayment for shares. Third-party checks which are payable to an existing shareholder who is a natural person (as opposed to a corporation or partnership) and endorsed over to the Trusts or the Custodian will be accepted.

In the interest of economy and convenience, share certificates will not be issued. All share purchases are confirmed to the record holder and credited to such holder's account on the Trust's books maintained by the Transfer Agent.

REDEEMING SHARES

Any redemption orders received by the Trusts before the close of regular trading on the New York Stock
Exchange (usually 4:00 p.m. New York Time) on any Business Day will receive the net asset value determined at the close of regular trading on that Business Day.

Redemption orders received after 4:00 p.m. will be redeemed at the net asset value determined at the close of trading on the next Business Day.
Redemption orders transmitted to the Trusts at the address indicated in the current Prospectus will be promptly forwarded to the Transfer Agent. If you are trading through a broker-dealer or investment advisor, such investment professional is responsible for promptly transmitting orders. There is no redemption charge. The Trusts reserve the right to redeem shareholder accounts (after 60 days notice) when the value of the Fund shares in the account falls below $500 due to redemptions. Whether the Trusts will exercise their right to redeem shareholder accounts will be determined by the Investment Manager on a case-by-case basis.

If the Trust determines that it would be detrimental to the best interest of the remaining shareholders of a Fund to make payment wholly or partly in cash.
Payment of the redemption price may be made in whole or in part by a distribution in kind of securities from a Fund, in lieu of cash, in conformity with the applicable rule of the SEC. If shares are redeemed in kind, the redeeming shareholder might incur transaction costs in converting the assets to cash.
The method of valuing portfolio securities is described under the "Net Asset Value," and such valuation will be made as of the same time the redemption price is determined.

Investors should be aware that redemptions from a Fund may not be processed if a redemption request is not submitted in proper form. To be in proper form, the request must include the shareholder's taxpayer identification number, account number, Fund number and signatures of all account holders. All redemptions will be mailed to the address of record on the shareholder's account. In addition, if shares purchased by check are sold before the check has cleared, the redemption proceeds will not be sent to the shareholder until the check has cleared. This may take up to 15 days unless arrangements are made wit the Investment Manager. The Trusts reserve the right to suspend the right of redemption and to postpone the date of payment upon redemption beyond seven days as follows: (i) during periods when the NYSE is closed for other than weekends and holidays or when trading on the NYSE is restricted as determined by the SEC by rule or regulation, (ii) during periods in which an emergency, as determined by the SEC, exists that causes disposal by a Fund of, or evaluation of the net asset value of, portfolio securities to be unreasonable or impracticable, or
(iii) for such other periods as the SEC may permit.

EXCHANGE OF SHARES

An investor may exchange shares of a Fund into shares of any series of the Trusts without any charge. An investor may make such an exchange if following such exchange the investor would continue to meet the Trust's minimum investment amount.
Shareholders should read the current Prospectus of the series of the Trust they are exchanging into.
Investors may exchange only into accounts that are registered in the same name with the same address and taxpayer identification number. Shares are exchanged on the basis of the relative net asset value per share. Since exchanges are purchases of a series of the Trust and redemptions of a Fund, the usual purchase and redemption procedures and requirements apply to each exchange. Shareholders are subject to federal income tax and may recognize capital gains or losses on the exchange for federal income tax purposes. Settlement on the shares of any series of a Trust will occur when the proceeds from redemption become available. The Trusts reserve the right to discontinue, alter or limit the exchange privilege at any time.

NET ASSET VALUE

Each Fund computes its net asset value once daily on Monday through Friday on each day on which the NYSE is open for trading, at the close of business of the NYSE, usually 4:00 p.m. New York Time. Trading in certain securities is substantially completed each day at various times prior to the close of regular trading on the NYSE. The net asset value will not be computed on the day the following legal holidays are observed: New Year's Day, Martin Luther King, Jr.
Day, Presidents' Day, Good Friday, Memorial Day,
Independence Day, Labor Day, Thanksgiving Day and
Christmas Day. The Trusts may close for purchases and redemptions at such other times as may be determined by the Trustees to the extent permitted by applicable law. The time at which orders are accepted and shares are redeemed may be changed in case of an emergency or if the NYSE closes at a time other than 4:00 p.m.
New York Time.

The net asset value per share of a Fund is equal to the Fund's net worth (assets minus liabilities) divided by the number of shares outstanding. Fund securities listed on an exchange are valued at the last quoted sale price on the exchange where such securities are principally traded on the valuation date, prior to the close of trading on the NYSE, or, lacking any sales, at the last quoted bid price on such principal exchange prior to the close of trading on the NYSE. Over-the-counter securities for which market quotations are readily available are valued at the last prior sale price or, lacking any sales, at the last quoted bid price on that date prior to the close of trading on the NYSE. Securities and other instruments for which market quotations are not readily available are valued at fair value, as determined in good faith and pursuant to procedures established by the Trustees.

DIVIDENDS AND DISTRIBUTIONS

Each Fund declares and pays dividends and distributions as described in the current Prospectus.
If a shareholder has elected to receive dividends and/or their distributions in cash and the postal or other delivery service is unable to deliver the checks to the shareholder's address of record, the dividends and/or distribution will automatically be converted to having the dividends and/or distributions reinvested in additional shares. No interest will accrue on amounts represented by uncashed dividend or redemption checks.

                CERTAIN TAX MATTERS

The following summary of certain federal tax income considerations is based on current law, is for general information only and is not tax advice.
This discussion does not address all aspects of taxation that may be relevant to particular shareholders in light of their own investment or tax circumstances, or to particular types of shareholders
(including insurance companies, financial institutions or broker-dealers, foreign corporations, and persons who are not citizens or residents of the United States) subject to special treatment under the federal income tax laws.

EACH SHAREHOLDER IS ADVISED TO CONSULT HIS OR HER OWN
TAX ADVISOR WITH RESPECT TO THE SPECIFIC TAX
CONSEQUENCES TO IT OF AN INVESTMENT IN A FUND,
INCLUDING THE EFFECT AND APPLICABILITY OF STATE,
LOCAL, FOREIGN, AND OTHER TAX LAWS AND THE POSSIBLE
EFFECTS OF CHANGES IN FEDERAL OR OTHER TAX LAWS.
THIS DISCUSSION IS NOT INTENDED AS A SUBSTITUTE FOR
CAREFUL TAX PLANNING.

                       28
<Page

FEDERAL INCOME TAXATION OF FUNDS - IN GENERAL

Each Fund intends to qualify and elect to be treated each taxable year as "regulated investment company" under Subchapter M of the Internal Revenue
Code of 1986, as amended (the "Code"), although it cannot give complete assurance that it will qualify to do so. Accordingly, a Fund must, among other things, (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "90% test"); and (b) satisfy certain diversification requirements on a quarterly basis.

If a Fund should fail to qualify as a regulated investment company in any year, it would lose the beneficial tax treatment accorded regulated investment companies under Subchapter M of the Code and all of its taxable income would be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to shareholders as ordinary income to the extent of a Fund's current or accumulated earnings and profits. Also, the shareholders, if they received a distribution in excess of current or accumulated earnings and profits, would receive a return of capital that would reduce the basis of their shares of a Fund to the extent thereof. Any distribution in excess of a shareholder's basis in the shareholder's shares would be taxable as gain realized from the sale of such shares.

Each Fund will be liable for a nondeductible 4% excise tax on amounts not distributed on a timely basis in accordance with a calendar year distribution requirement. To avoid the tax, during each calendar year a Fund must distribute an amount equal to at least 98% of the sum of its ordinary income
(excluding tax-exempt interest income and not taking into account any capital gains or losses) for the calendar year, and its net capital gain net income for the 12-month period ending on October 31, in addition to any undistributed portion of the respective balances from the prior year. For that purpose, any income or gain retained by a Fund that is subject to corporate tax will be considered to have been distributed by year end. Each Fund intends to make sufficient distributions to avoid this 4% excise tax.

TAXATION OF FUNDS' INVESTMENTS

ORIGINAL ISSUE DISCOUNT; MARKET DISCOUNT. For federal income tax purposes, debt securities purchased by the Funds may be treated as having original issue discount. Original issue discount represents interest for federal income tax purposes and can generally be defined as the excess of the stated redemption price at maturity of a debt obligation over the issue price. Original issue discount is treated for federal income tax purposes as income earned by the Funds, whether or not any income is actually received, and therefore is subject to the distribution requirements of the Code.
Generally, the amount of original issue discount is determined on the basis of a constant yield to maturity which takes into account the compounding of accrued interest. Under Section 1286 of the Code, an investment in a stripped bond or stripped coupon may result in original issue discount.

Debt securities may be purchased by the Funds at a discount that exceeds the original issue discount plus previously accrued original issue discount remaining on the securities, if any, at the time the Funds purchase the securities. This additional discount represents market discount for federal income tax purposes. In the case of any debt security issued after July 18, 1984 and to obligations issued on or before July 18, 1984 that were purchased after April 30, 1993, having a fixed maturity date of more than one year from the date of issue and having market discount, the gain realized on disposition will be treated as interest to the extent it does not exceed the accrued market discount on the security (unless the Funds elect to include such accrued market discount in income in the tax year to which it is attributable). Generally, market discount is accrued on a daily basis. The
Funds may be required to capitalize, rather than deduct currently, part or all of any direct interest expense incurred or continued to purchase or carry any debt security having market discount, unless the Funds make the election to include market discount currently. Because a Fund must include original issue discount in income, it will be more difficult for a Fund to make the distributions required for a Fund to maintain its status as a regulated investment company under Subchapter M of the Code or to avoid the 4% excise tax described above.

OPTIONS AND FUTURES TRANSACTIONS.  Certain of a
Fund's investments may be subject to provisions of the Code that (i) require inclusion of unrealized gains or losses in a Fund's income for purposes of the 90% test, and require inclusion of unrealized gains in a Fund's income for purposes of the excise tax and the distribution requirements applicable to regulated investment companies; (ii) defer recognition of realized losses; and (iii) characterize both realized and unrealized gain or loss as short-term and long-term gain, irrespective of the holding period of the investment. Such provisions generally apply to, among other investments, options on debt securities, indices on securities and futures contracts. Each Fund will monitor its transactions and may make certain tax elections available to it in order to mitigate the impact of these rules and prevent disqualification of a Fund as a regulated investment company.

HEDGING TRANSACTIONS. Each of the Funds intends to engage in various hedging transactions. Under various provisions of the Code, the result of such investments and transactions may be to change the character of recognized gains and losses, accelerate the recognition of certain gains and losses, and defer the recognition of certain losses. For example, the tax treatment of futures contracts entered into by a Fund as well as listed non-equity options written or purchased by a Fund on U.S. exchanges
(including options on debt securities and options on futures contracts) will be governed by section 1256 of the Code. Absent a tax election for "mixed straddles" (described below), each such position held by a Fund on the last business day of each taxable year will be marked to market (i.e., treated as if it were closed out), and all resulting gain or loss will be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss, with subsequent adjustments made to any gain or loss realized upon an actual disposition of such positions (currently, the 60% long-term portion will be treated as if held for more than 12 months). When a Fund holds an option or contract governed by section 1256 which substantially diminishes the Fund's risk of loss with respect to another position of its Portfolio not governed by section 1256 (as might occur in some hedging transactions), that combination of positions generally will be a "mixed straddle" that is subject to the straddles rules of section 1092 of the Code.
The application of section 1092 might result in deferral of losses, adjustments in the holding periods of a Fund's securities and conversion of short-term capital losses into long-term capital losses. A Fund may make certain tax elections for its "mixed straddles" that could alter certain effects of section 1256 or section 1092.

TAX IMPLICATIONS OF CERTAIN INVESTMENTS. Certain of a
Fund's investments, including investments in stripped securities, will create taxable income in excess of the cash they generate. In such cases, a Fund may be required to sell assets (including when it is not advantageous to do so) to generate the cash necessary to distribute to its shareholders all of its income and gains and therefore to eliminate any tax liability at the Fund level.

The character of a Fund's taxable income will, in most cases, be determined on the basis of reports made to the Funds by the issuers of the securities in which they invest. The tax treatment of certain securities in which a Fund may invest is not free from doubt and it is possible that an IRS examination of the issuers of such securities could result in adjustments to the income of a Fund. The foregoing discussion is a general summary of certain of the current federal income tax laws regarding both Funds and investors in the shares.

FEDERAL INCOME TAXATION OF SHAREHOLDERS

Ordinary income distributions, and distributions of net realized short-term capital gains by any of the Funds to shareholders who are liable for federal income taxes will be taxed as ordinary income to such shareholders. Distributions of net capital gains will be taxed as long-term capital gains regardless of how long such shareholders have held shares of a Fund. These provisions apply whether the dividends and distributions are received in cash or reinvested in additional shares. Any loss realized upon the redemption of shares within 6 months from the date of their purchase will be treated as a long-term capital loss to the extent of any distribution of net long-term capital gains during such 6-month period.
Losses incurred on the sale of shares of a Fund may be required to be deferred in the event the shareholder acquired other Fund shares within 30 days prior to the sale of the loss shares or 30 days after such sale.

Special rules for the taxation of capital gains on qualified 5-year property were enacted by the taxpayer Relief Act of 1997 to take effect in January 2001. In summary, for individuals and trusts in the 10% and 15% ordinary income tax rate brackets, a new tax rate of 8% (instead of 10%) will apply to long-term capital gains from the sale of assets
(including mutual funds) held more than 5 years.
For individuals and trusts in higher tax brackets, the top rate on such gains drops from 20% to 18%.
The date that the 5-year holding period starts, however, is different for the two groups. For those in the 10% and 15% brackets, the asset may be acquired at any time, but for others the asset must have been acquired after December 31, 2000.

Taxpayers in the 20% capital gain rate bracket may make an election to treat their mutual fund shares owned before January 1, 2001 as having been acquired on that date, so as to start a new holding period.
If this mark-to-market ("MTM") election is made, unrealized gain (but not loss) must be recognized at January 1, 2001, and the taxpayer's basis in their mutual fund shares would be adjusted accordingly.
This MTM election can be made for specific shares bought at different times. A mutual fund is eligible to make the MTM election at January 1, 2001 as well.
The election may be made for specific securities held in the portfolio. The MTM election will not apply to such property if it is disposed of in a transaction where gain or loss is recognized in whole or in part before the close of the 1-year period beginning on the date that the asset would have been treated as sold under the MTM election. Thus, in effect, if a taxpayer sells the property in 2001, the MTM election is invalidated.

Dividends paid by the Funds may be eligible for the 70% dividends-received deduction for corporations.
The percentage of a Fund's dividends eligible for such tax treatment may be less than 100% to the extent that less than 100% of a Fund's gross income may be from qualifying dividends of domestic corporations. Any dividend declared in October, November or December and made payable to shareholders of record in any such month is treated as received by such shareholder on December 31, provided that a Fund pays the dividend during January of the following calendar year.

Distributions by a Fund can result in a reduction in the fair market value of such Fund's shares. Should a distribution reduce the fair market value below a shareholder's cost basis, such distribution nevertheless may be taxable to the shareholder as ordinary income or capital gain, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a taxable distribution. The price of shares purchased at that time includes the amount of any forthcoming distribution. Those investors purchasing shares just prior to a taxable distribution will then receive a return of investment upon distribution which will nevertheless be taxable to them.

FOREIGN SHAREHOLDERS

Dividends of net investment income and distributions of net realized short-term gain in excess of net long-term loss to a shareholder who is a nonresident alien individual, fiduciary of a foreign trust or estate, foreign corporation or foreign partnership (a
"foreign shareholder") will be subject to U.S.
withholding tax at the rate of 30% (or lower treaty rate) unless the dividends are effectively connected with a U.S. trade or business of the shareholder, in which case the dividends will be subject to tax on a net income basis at the graduated rates applicable to U.S. individuals or domestic corporations.
Distributions treated as long-term capital gains to foreign shareholders will not be subject to U.S. tax unless the distributions are effectively connected with the shareholder's trade or business in the United States or, in the case of a shareholder who is a nonresident alien individual, the shareholder was present in the United States for more than 182 days during the taxable year and certain other conditions are met.

In the case of a foreign shareholder who is a nonresident alien individual or foreign entity, a Fund may be required to withhold U.S. federal income tax as "backup withholding" at the rate of 30% for 2002 and 2003 from distributions treated as long-term capital gains and from the proceeds of redemptions, exchanges or other dispositions of that Fund's shares unless IRS Form W8-BEN or W8-IMY as appropriate is provided. Transfers by gift of shares of a Fund by a foreign shareholder who is a non-resident alien individual will not be subject to U.S. federal gift tax, but the value of shares of a Fund held by such shareholder at his or her death will be includible in his or her gross estate for U.S. federal estate tax purposes.

TAX-EXEMPT INVESTORS

If a shareholder that is a benefit plan investor
(e.g., an individual retirement account, pension plan, 401(k) plan, or Keogh plan) or charitable organization (a "Tax-Exempt Investor") incurs debt to finance the acquisition of its shares, a portion of the income received by the Tax-Exempt Investor with respect to its shares would constitute unrelated business taxable income ("UBTI"). In that case, the UBTI portion of the Tax-Exempt Investor's income from its investment in a Fund for the year would equal the total income from its investment in the Fund recognized by the Tax-Exempt Investor in that year multiplied by the ratio of the Tax-Exempt Investor's average acquisition debt balance to the average tax basis of its shares for the year. A Tax-Exempt
Investor is generally subject to federal income tax to the extent that its UBTI for a taxable year exceeds its annual $1,000 exclusion.

STATE AND LOCAL TAXES

Each Fund may also be subject to state and/or local taxes in jurisdictions in which the Fund is deemed to be doing business. In addition, the treatment of a Fund and its shareholders in those states which have income tax laws might differ from treatment under the federal income tax laws. Shareholders should consult with their own tax advisers concerning the foregoing state and local tax consequences of investing in the Funds.

OTHER TAXATION

Each Fund is a series of a Massachusetts business trust. Under current law, neither the Trusts nor a Fund is liable for any income or franchise tax in the Commonwealth of Massachusetts, provided that each Fund continues to qualify as a regulated investment company under Subchapter M of the Code.

Shareholders should consult their tax advisers about the application of the provisions of tax law described in this Statement of Additional Information in light of their particular tax situations.

                         PERFORMANCE DATA

From time to time, the Funds may quote performance in terms of yield, actual distributions, total return or capital appreciation in reports, sales literature, and advertisements published by the Funds. Current performance information for each of the Funds may be obtained by calling the number provided on the cover page of this Statement of Additional Information and in the Fund's current Prospectus.

YIELD

The Short Fund and the Intermediate Fund may advertise performance in terms of a 30-day yield quotation. Yield refers to income generated by an investment in the Fund during the previous 30-day (or one-month) period. The 30-day yield quotation is computed by dividing the net investment income per share on the last day of the period, according to the following formula:

                   Yield = 2[((a-b)/(cd) + 1)6 - 1]

In the above formula


 a      = dividends and interest earned during the period
 b      = expenses accrued for the period (net of reimbursements)
 c      = average daily number of shares outstanding during the period that were entitled to receive dividends
 d      = maximum offering price per share on the last day of the period


The figure is then annualized. That is, the amount of income generated during the 30-day (or one-month) period is assumed to be generated each month over a 12-month period and is shown as a percentage of the investment. A Fund's yield figures are based on historical earnings and are not intended to indicate future performance.

The 30-day yields for the period ended March 31, 2002 were as follows:


Fund                           30-Day Yield at 3/31/02
-----------------              -----------------------
Short Fund                             2.67%
Intermediate Fund                      3.40%


AVERAGE ANNUAL TOTAL RETURN

The Funds may advertise performance in terms of average annual total return for 1-, 5- and 10-year periods, or for such lesser periods that the Funds has been in existence. Average annual total return is computed by finding the average annual compounded rates of return over the periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                     P (1 + T) n = ERV

In the above formula, P = a hypothetical initial payment of $1,000


T      = average annual total return
n      = number of years
ERV    = ending redeemable value of the hypothetical $1,000 payment made at the beginning of the 1-, 5- or 10-year periods at the end of the year or period

The formula assumes that any charges are deducted from the initial $1,000 payment and assumes that all dividends and distributions by the Funds are reinvested at the price stated in the current
Prospectus on the reinvestment dates during the period.

The Average Annual Total Returns for the periods ended December 31, 2001 were as follows:



Fund                 1 Year   5 Years   Since Inception
---------------      -------  --------- ---------------
Short Fund            7.55%     5.53%      5.49%
Intermediate Fund     8.17%     6.85%      7.66%
U.S. Stock Market
  Plus Fund         -11.66%     9.50%     13.79%


AFTER TAX AND CUMULATIVE RETURNS

AVERAGE ANNUAL TOTAL RETURN (AFTER TAXES ON
DISTRIBUTIONS). Each Fund may also advertise average annual total return (after taxes on distributions) for 1-, 5-, and 10-year periods or for such lesser period as the Fund has been in existence. Average annual total return (after taxes on distributions) is determined by finding the average annual compounded rates of return over the relevant periods that would equate the initial amount invested to the ending value, according to the following formula:

                       P(1+T)n = ATVD

In the above formula, P = a hypothetical initial payment of $1,000


T       =  average annual total return (after taxes on distributions)
n       =  number of years
ATVD    =  ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or
           10-year periods (or fractional portion), after taxes on fund distributions but not after taxes on redemption

The calculation of average annual total return (after taxes on distributions) assumes that any charges are deducted from the initial $1,000 payment and that all distributions by each Fund, less the taxes due on such distributions, are reinvested at the price stated in the prospectus on the reinvestment dates during the period. Taxes due on any distributions by each Fund are calculated by applying the tax rates discussed below to each component of the Distributions on the reinvestment date (e.g., Ordinary income, short-term capital gain, long-term capital gain). The taxable amount and tax character of each distribution is as specified by each Fund on the dividend declaration date, but may be adjusted to reflect subsequent recharacterizations of distributions. Distributions are adjusted to reflect the federal tax impact the distribution would have on an individual taxpayer on the reinvestment date, e.g.
the calculation assumes no taxes are due on the portion of any distribution that would not result in federal income tax on an individual, such as tax-exempt interest or non-taxable returns of capital.
The effect of
applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law.

The tax rate used in calculating average annual return (after taxes on distributions) is the highest individual marginal federal income tax rates in effect on the reinvestment date. The rates used correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short- term capital gain rate for short-term capital gain distributions, long-term capital gain rate for long-term capital gain distributions). Note that the required tax rates may vary over the measurement period. The calculation disregards any potential tax liabilities other than federal tax liabilities (e.g., state and local taxes); the effect of phaseouts of certain exemptions, deductions, and credits at various income levels; and the impact of the federal alternative minimum tax.

  The Average Annual Total Returns (after taxes on distributions) for the periods ended December 31, 2001 were as follows:

Fund                 1 Year   5 Years   Since Inception
---------------      -------  --------- ---------------
Short Fund            5.04%     3.26%      3.21%
Intermediate Fund     6.06%     4.31%      4.63%
U.S. Stock Market
  Plus Fund         -14.99%     5.09%      8.96%


AVERAGE ANNUAL TOTAL RETURN (AFTER TAXES ON DISTRIBUTIONS
AND REDEMPTIONS). Each Fund may also advertise average annual total return (after taxes on distributions and redemption) for 1-, 5-, and 10-year periods or for such lesser period as the Fund has been in existence. Average annual total return (after taxes on distributions and redemption) is determined by finding the average annual compounded rates of return over the relevant periods that would equate the initial amount invested to the ending value, according to the following formula:

                            P(1+T)n = ATVDR

In the above formula, P = a hypothetical initial payment of $1,000


T           =  average annual total return (after taxes on distributions and redemption)
n           =  number of years
ATVDR       =  ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of
               the 1-, 5-, or 10-year periods (or fractional portion), after taxes on fund distributions and redemption

The calculation of average annual total return (after taxes on distributions and redemption) assumes that any charges are deducted from the initial $1,000 payment and that all distributions by each Fund, less the taxes due on such distributions, are reinvested at the price stated in the prospectus on the reinvestment dates during the period. Taxes due on any distributions by each Fund are calculated by applying the tax rates discussed below to each component of the distributions on the reinvestment date (e.g., ordinary income, short-term capital gain, long-term capital gain). The taxable amount and tax character of each distribution is as specified by each Fund on the dividend declaration date, but may be adjusted to reflect subsequent recharacterizations of distributions.
Distributions are adjusted to reflect the federal tax impact the distribution would have on an individual taxpayer on the reinvestment date, e.g. the calculation assumes no taxes are due on the portion of any distribution that would not result in federal income tax on an individual, such as tax-exempt interest or non-taxable returns of capital. The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law.

  The tax rate used in calculating average annual return (after taxes on distributions and redemption) is the highest individual marginal federal income tax rates in effect on the reinvestment date. The rates used correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short- term capital gain rate for short-term capital gain distributions, long-term capital gain rate for long-term capital gain distributions). Note that the required tax rates may vary over the measurement period. The calculation disregards any potential tax liabilities other than federal tax liabilities (e.g., state and local taxes); the effect of phaseouts of certain exemptions, deductions, and credits at various income levels; and the impact of the federal alternative minimum tax.

  The ending value used in calculating average annual return (after taxes on distribution and redemption) is determined by subtracting capital gains taxes resulting from the redemption and adding the tax benefit from capital losses resulting from the redemption. Capital gain or loss upon redemption is calculated by subtracting the tax basis from the redemption proceeds. The basis of shares acquired through the $1,000 initial investment and each subsequent purchase through reinvested distribution is separately tracked. The distribution net of taxes assumed paid from the distribution is included in determining the basis for a reinvested distribution.
Tax basis is adjusted for any distributions representing returns of capital and any other tax basis adjustments that would apply to an individual taxpayer, as permitted by applicable federal tax law.
The amount and character (e.g., short-term or long-term) of capital gain or loss upon redemption is separately determined for shares acquired through the $1,000 initial investment and each subsequent purchase through reinvested distributions.

The capital gain taxes (or the benefit resulting from tax losses) used in calculating average annual return
(after taxes on distribution and redemption) are determined using the highest federal individual capital gains tax rate for gains of the appropriate character in effect on the redemption date and in accordance with federal tax law applicable on the redemption date. The calculation assumes that a shareholder has sufficient capital gains of the same character from other investments to offset any capital losses from the redemption so that the taxpayer may deduct the capital losses in full.

  The following table shows the average annual total returns (after taxes on distributions and redemptions) for the periods ended December 31, 2001.

Fund                 1 Year   5 Years   Since Inception
---------------      -------  --------- ---------------
Short Fund            4.55%     3.29%     3.26%
Intermediate Fund     4.93%     4.20%     4.60%
U.S. Stock Market
  Plus Fund          -7.06%     6.17%     9.29%


CUMULATIVE TOTAL RETURN. Each Fund may also advertise cumulative total return (the actual change in value of an investment in a Fund assuming reinvestment of dividends and capital gains).

The following table shows the cumulative total returns for the periods ended March 31, 2002.

Fund                 1 Year   5 Years   Since Inception
---------------      -------  --------- ---------------
Short Fund            6.06%    30.29%     70.17%
Intermediate Fund     6.78%    40.69%     53.56%
U.S. Stock Market
  Plus Fund           0.97%    53.56%    244.29%


PERFORMANCE COMPARISONS

Each of the Funds may compare its performance to the performance of other mutual funds having similar objectives. This comparison must be expressed as a ranking prepared by independent services or publications that monitor the performance of various mutual funds such as Lipper, Inc. ("Lipper"), Morningstar, Inc., ("Morningstar") and IBC Money Fund
Report ("IBC").  Lipper prepares the "Lipper
Composite Index," a performance benchmark based upon the average performance of publicly offered stock funds, bond funds, and money market funds as reported by Lipper. Morningstar, a widely used independent research firm, also ranks mutual funds by overall performance, investment objectives and assets. The
Funds' performance may also be compared to the performance of various unmanaged indices such as the Standard & Poor's 500 Composite Stock Price Index, the Merrill Lynch 6-Month Treasury Bill Index and the
Salomon Smith Barney Mortgage Index.

CURRENT DISTRIBUTION RATE

Yield, which is calculated according to
a formula prescribed by the SEC, is not
indicative of the amounts which will be paid to a Fund's shareholders. Amounts paid to shareholders are reflected in the quoted "current distribution rate."
The current distribution rate is
computed by dividing the total amount of dividends, excluding long-term capital gains, per share paid by a Fund during the past twelve months by its current net asset value. Under certain circumstances, such as when there has been a change in the amount of dividend payout, or a fundamental change in investment policies, it might be appropriate to annualize the dividends paid over the period such policies were in effect, rather than using the dividends during the past twelve months.
The current distribution rate differs
from the current yield computation
because it may include distributions to
shareholders from sources other than
dividends and interest, such as short-
term capital gains and net equalization
credits and is calculated over a
different period of time.

VOLATILITY

Occasionally statistics may be used to specify a Fund's volatility or risk. Measures of volatility or risk are generally used to compare fund net asset value or performance relative to a market index. One measure of volatility is beta. The ratio of the expected excess return on a Fund to the expected excess return on the market index is called beta.
Equity funds commonly use the S&P 500 as their market index. A beta of more than 1.00 indicates volatility greater than the market, and a beta of less that 1.00 indicates volatility less than the market. Another measure of volatility or risk is standard deviation.
Standard deviation is used to measure variability of net asset value or total return around an average, over a specified period of time. The premise is that greater volatility connotes greater risk undertaken in achieving performance.

  A statistic often used by sophisticated
institutional investors when comparing the relative performance of portfolios is the Sharpe Ratio. This statistic is a Fund's excess return (relative to T-
Bills) divided by the standard deviation of its returns.

COMPARISONS AND ADVERTISEMENTS

To help investors better evaluate how an investment in a Fund might satisfy their objective, advertisements regarding either of the Funds may discuss various measures of a Fund's performance as reported by various financial publications.
Advertisements may also compare performance (as calculated above) to performance as reported by other investments, indices, and averages. The following publications, indices, and averages may be used:


a)        Lipper-Mutual Fund Performance Analysis, Lipper-Fixed Income
          Analysis, and Lipper-Mutual Fund Indices - measures total return and average current yield for the mutual fund industry and rank individual mutual fund performance over specified time periods assuming reinvestment of all distributions, exclusive of sales charges.

b)        CDA Mutual Fund Report, published by CDA Investment
          Technologies, Inc. - analyzes price, current yield, risk, total return, and average rate of return (average annual compounded growth rate) over specified time periods for the mutual fund industry.

c) Mutual Fund Source book, published by Morningstar, Inc. - analyzes price, yield, risk, and total return for equity and fixed income funds.

d)        Financial publications: Barron's, Business Week, Changing
          Times, Financial World, Forbes, Fortune, and Money magazines - rate fund performance over specified time periods.

e) Consumer Price Index (or Cost Of Living Index), published by the U.S. Bureau of Labor Statistics - a statistical measure of change, over time, in the price of goods and services, in major expenditure groups.

f)        Stocks, Bonds, Bills, and Inflation, published by Ibbotson
          Associates - a historical measure of yield, price, and total return for common and small company stock, long-term government bonds, treasury bills, and inflation.

g) Saving's and Loan Historical Interest Rates - as published in the U.S. Savings & Loan League Fact Book.

h) Salomon Brothers Broad Bond Index - measures yield, price, and total return for Treasury, Agency, Corporate, and Mortgage bonds. All issues mature in one year or more and have at least
          $50 million outstanding, with the exception of mortgages. The entry criteria for mortgage issues is $200 million for each coupon.

i) Salomon Brothers Mortgage Index - measures only the mortgage component of the Salomon Brothers Broad Bond Index.

j) Salomon Brothers Composite High Yield Index or its component indices - measures yield, price and total return for Long-Term
          High Yield Index, Intermediate Term High Yield Index, and
          Long-Term Utility High Yield Index.

k)        Lehman Brothers Aggregate Bond Index or its component indices
          - measures yield, price and total return for Treasury, Agency, Corporate, Mortgage, and Yankee bonds.

1)        Lehman Brothers Government/Corporate Bond Index.

m) Standard & Poor's Bond Indices - measure yield and price of Corporate, Municipal, and Government bonds.

n)        Other taxable investments including certificates of deposit
          (CD's), money market deposit accounts (MMDA's), checking
          accounts, savings accounts, money market mutual funds,
          repurchase agreements, and government securities.
                                37

o)        Historical data supplied by the research departments of Lehman
          Brothers, First Boston Corporation, Morgan Stanley, Salomon
          Brothers, Merrill Lynch, Goldman Sachs, Prudential Securities and Donaldson Lufkin and Jenrette.

p) IBC's Money Fund Report - industry averages for 7-day annualized and compounded yields of taxable, tax-free and government money funds.

q) Total returns and yields for Treasury Securities and fixed income indices as published by Ryan Laboratories or other suppliers.

In assessing such comparisons of performance, an investor should keep in mind that the composition of the investments in the reported indices and averages is not identical, and in some cases is very different, to a Fund's portfolio, that the averages are generally unmanaged and that the items included in the calculations of such averages may not be identical to the formula used by a Fund to calculate its figures. In addition, there can be no assurance that a Fund will continue its performance as compared to such other averages.

Shareholders should note that the investment results of a Fund will fluctuate over time, and any presentation of a Fund's current yield or total return for any period should not be considered as a representation of what an investment may earn or what a shareholder's yield or total return may be in any future period.

Shareholders should also note that although the Funds believe that there are substantial benefits to be realized by investing in its shares, such investments also involve certain risks.

    ADDITIONAL INFORMATION FOR INSTITUTIONAL
INVESTORS

As the investments permitted to the Funds are include mortgage securities issued or guaranteed by the U.S.
Government or its agencies and instrumentalities, the shares of either the Short Fund or the Intermediate
Fund may be eligible for investment by federally chartered credit unions, federally chartered thrifts, and national banks. Either of the Funds may be a permissible investment for certain state chartered institutions as well, including state and local government authorities and agencies. Any financial institution or agency considering an investment in either of the Funds should refer to the applicable laws and regulations governing its operations in order to determine if a Fund is a permissible investment.

                        FINANCIAL STATEMENTS

The audited Financial Statements and the Notes to Financial Statements for the Funds, and the Report of Independent Accountants of PricewaterhouseCoopers
LLP, are incorporated by reference to this Statement of Additional Information from the respective annual report filings made with the Securities and Exchange
Commission pursuant to Section 30(b) of the 1940 Act and Rule 30b2-1 thereunder on June 3, 2002. The accession number of such filing was 0000882443-02-
000007. The Financial Statements and reports are available without charge by calling (800) 835-3879, on our Internet website at http://www.managersfunds.com or on the SEC's Internet website at http://www.sec.gov.

                DESCRIPTION OF BOND RATINGS ASSIGNED BY
                        STANDARD & POOR'S AND
                   MOODY'S INVESTORS SERVICE, INC.


                          STANDARD & POOR'S

AAA
---
  An obligation rated 'AAA' has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA
---
  An obligation rated 'AA' differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A
---
  An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB
---
  An obligation rated '131313' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
Obligations rated '1313', '13% 'CCC', 'CC', and 'C' are regarded as having significant speculative characteristics. '1313' indicates the least degree of speculation and 'C' the highest.
While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB
---
  An obligation rated '1313' is less vulnerable to nonpayment that other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B
---
  An obligation rated '13' is more vulnerable to nonpayment than obligations rated '1313% but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC
---
  An obligation rated 'CCC' is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC
---
  An obligation rated 'CC' is currently highly vulnerable to nonpayment.

C
---
  A subordinated debt or preferred stock obligation rated 'C' is CURRENTLY HIGHLY VULNERABLE to nonpayment. The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A 'C' also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D
---
  An obligation rated 'D' is in payment default. The
'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless
Standard & Poor's believes
that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

r
---
  This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include:
obligations liked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk - such as interest-only or principal-only mortgage scurities; and obligations with unusually risky interest terms, such as inverse floaters.

N.R.
---
  This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

  Plus (+) or Minus (-): The ratings from "AA" to
"CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

                     MOODY'S INVESTORS SERVICE, INC.

Aaa
---
  Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fndamentally Strong position of such issues.

Aa
---
  Bonds which are rated Aa are judged to be high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A
---
  Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa
---
  Bonds which are rated Baa are considered as medium grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba
---
  Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B
---
  Bonds which are rated B generally lack
characteristics of the desirable investment.
Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa
---
  Bonds which are rated Caa are of poor standing.
Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca
---
  Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C
---
  Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

  Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier I indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

                   THE MANAGERS TRUST I
                        FORM N-1A
               PART C.  OTHER INFORMATION


Item 23.	Exhibits.
--------        -----------
(a)             Declaration of Trust: incorporated by reference
(b)             By-Laws: incorporated by reference
(c)             Instruments Defining Rights of Security
                Holders:  incorporated by reference
(d)(i)          Fund Management Agreement between The Managers
                Funds LLC and The Managers Trust I:
                incorporated by reference
(d)(ii)         Sub-Advisory Agreement between The Managers
                Funds LLC and Smith Breeden Associates, Inc.:
                incorporated by reference
(e)             Distribution Agreement between Managers
                Distributors, Inc. and The Managers Trust I:
                incorporated by reference
(f)             Not Applicable
(g)             Custodian Contract between State Street Bank
                and Trust Company and The Managers Trust I:
                incorporated by reference
(h)(i)          Other Material Contracts:  Administration and
                Shareholder Servicing Agreement:  incorporated
                by reference
(h)(ii)         Transfer Agency and Service Agreement between
                The Managers Trust I and State Street Bank and
                Trust Company:  incorporated by reference
(i)             Legal Opinion:  incorporated by reference to
                pre-effective amendment number 2 filed April 14, 1992
(j)             Consent of PricewaterhouseCoopers LLP:  filed herewith
(k)             Not Applicable
(l)             Initial Capital Agreements: incorporated by reference
(m)             Not applicable
(n)             Not applicable
(o)(i)          Code of Ethics of The Managers Trust I:
                incorporated by reference
(o)(ii)         Code of Ethics of The Managers Funds LLC and
                Managers Distributors, Inc.:
                incorporated by reference
(o)(iii)        Code of Ethics of Smith Breeden Associates,
                Inc.:  incorporated by reference
(p)             Powers of Attorney:  incorporated by reference

Item 24.	Persons Controlled by or Under Common Control with Registrant.
----------      -------------------------------------------------------------
                None.

Item 25.        Indemnification.
                Reference is made to Article IV, Sections 4.2 and 4.3 of Registrant's Declaration of Trust with respect to indemnification of the trustees and officers of Registrant against liabilities which may be incurred by them in such capacities.

                Insofar as indemnification for liability
                arising under the Securities Act of 1933, as
                amended (the "Act"), may be permitted to
                directors, officers and controlling
                            1

                persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission ("SEC"), such indemnification is against public policy as expressed in the act, and is therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, an officer or a controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, Officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the act and will be governed by the final adjudication of such issue.

                Each disinterested Trustee has entered into an indemnity agreement with the Adviser whereby the Adviser Indemnifies each disinterested
                Trustee against defense costs in connection with a civil claim which involves the Trustee by virtue of his position with the fund.

Item 26.	Business and Other Connections of Investment Adviser.
----------      -----------------------------------------------------
                The Managers Funds LLC, a registered investment
                adviser, serves as investment adviser to the
                Trust.  The Managers Funds LLC is a subsidiary
                of Affiliated  Managers Group, Inc. ("AMG") and
                a wholly owned subsidiary serves as its
                managing member.  The Managers Funds LLC serves
                exclusively as an investment adviser to and
                distributor of shares of investment companies
                registered under the 1940 Act. The business and
                other  connections of the Officers and
                Directors of the Managers  Funds LLC, are
                listed in Schedules A and D of its ADV Form  as
                currently on file with the commission, the text
                of which schedules are hereby incorporated
                herein by reference.  The file number of said
                ADV Form is 801-56365.

                The Managers Funds LLC has hired a subadviser for the only series of the Trust. The business and other connections of the Officers and Directors of the sub-adviser are listed in the respective Schedules A and D of its ADV Form as currently on file with the commission, the text of which schedules are hereby incorporated herein by reference. The subadviser is Smith
                Breeden Associates, Inc, whose ADV Form file number is 801-17567.

Item 27.	Principal Underwriters.
-----------     ------------------------
(a)             Managers Distributors, Inc. acts as principal
                underwriter for the Registrant. Managers
                Distributors, Inc. also acts as principal
                underwriter for Managers AMG Funds,
                The Managers Funds and Managers Trust II.

(b) The following information relates to the directors, officers and partners of Managers
                Distributors, Inc.:

Name and Principal            Positions and Offices    Positions and
Business Address              with Underwriter         Offices with Fund
------------------------      ---------------------    -----------------
Nathaniel Dalton                   Director                  None
c/o Affiliated Managers
Group, Inc.
600 Hale Street
Prides Crossings, MA 01965

Daniel J. Shea                     Director                  None
c/o Affiliated Managers
Group, Inc.
600 Hale Street
Prides Crossings, MA 01965

John Kingston, III                 Director                  None
c/o Affiliated Managers	           and Secretary
Group, Inc.
600 Hale Street
Prides Crossings, MA 01965

Peter M. Lebovitz                  President                 Trustee and
c/o The Managers Funds LLC                                   President
40 Richards Avenue
Norwalk, Connecticut 06854

Donald S. Rumery                   Treasurer                 Secretary and
c/o The Managers Funds LLC                                   Treasurer
40 Richards Avenue
Norwalk, Connecticut 06854

(c)             Not applicable.

Item 28.        Location of Accounts and Records.
----------      ---------------------------------
                The accounts, books or other documents required
                to be maintained by section 31(a) of the
                investment company act of 1940 and the rules
                thereunder will be kept by the Registrant at
                the following offices:

(1)             At the offices of the Registrant at 40 Richards
                Avenue, Norwalk, Connecticut 06854 and at the
                offices of the Custodian, State Street Bank and
                Trust Company, 225 Franklin Street Boston,
                Massachusetts 01171 and at the offices of
                Boston Financial Data Services, Inc. 1776
                Heritage Drive, North Quincy, Massachusetts 01171.
                              3

(2)             Smith Breeden Associates, Inc., 100 Europa
                Drive, Suite 200, Chapel Hill, NC 27514

Item 29.	Management Services.
-----------     ----------------------
                There are no management-related service
                contracts other than the Fund Management
                Agreement relating to management services
                described in Parts A and B.

Item 30.	Undertakings.
-----------     ---------------
(a)             The Registrant previously has undertaken to
                promptly call a meeting of shareholders for the
                purpose of voting upon the question of removal
                of any trustee or trustees when requested in
                writing to do so by the record holders of not
                less than 10 percent of the Registrant's
                outstanding shares and to assist its
                shareholders in accordance with the
                requirements of Section 16(c) of the Investment
                Company Act of 1940 relating to shareholder
                communications.

(b)             The Registrant hereby undertakes to furnish to
                each person to whom a prospectus is delivered a
                copy of the Registrant's latest annual report
                to shareholders upon request and without charge.
                               4

Exhibit J
                CONSENT OF INDEPENDENT ACCOUNTANTS
                ----------------------------------

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our report dated May
17, 2002, relating to the financial statements and financial highlights which appears in the March 31, 2002
Annual Report to Shareholders of Managers U.S. Stock Market
Plus Fund, Managers Short Duration Government Fund and
Managers Intermediate Duration Government Fund, which are also incorporated by reference into the Registration
Statement. We also consent to the references to us under the headings "Financial Highlights", "Independent Public
Accountants" and "Financial Statements" in such Registration Statement.


PricewaterhouseCoopers LLP

Boston, Massachusetts
July 31, 2002

                         SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the "Securities Act"), and the Investment
Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) of the Securities Act and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Norwalk and State of Connecticut, on the 31st day of July, 2002.

                            MANAGERS TRUST I


                            --------------------------
                            BY:  /s/ Donald S. Rumery
                            Donald S. Rumery
                            Treasurer

Pursuant to the requirements of the Securities Act, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature                   Title               Date
--------------------        --------------      -------------

     *
--------------------
Jack W. Aber                Trustee             July 31, 2002


     *
--------------------
William E. Chapman, II      Trustee             July 31, 2002


     *
--------------------
Sean M. Healey              Trustee             July 31, 2002


     *
--------------------
Edward J. Kaier             Trustee             July 31, 2002


     *
--------------------
Eric Rakowski               Trustee             July 31, 2002


     *
--------------------
Steven J. Paggioli          Trustee             July 31, 2002


     *
--------------------
Madeline H. McWhinney       Trustee             July 31, 2002


     *
--------------------
Thomas R. Schneeweis        Trustee             July 31, 2002


     *
--------------------
Peter M. Lebovitz           Trustee, President  July 31, 2002
                            and Principal
                            Executive Officer


/s/ Donald S. Rumery
--------------------
Donald S. Rumery            Treasurer,          July 31, 2002
                            PrincipalFinancial
                            Officer and Principal
                            Accounting Officer

/s/ Donald S. Rumery
--------------------
*By Donald S. Rumery pursuant to Power of Attorney.
